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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

REGISTRATION NO.
811-07696

IOWA PUBLIC AGENCY INVESTMENT TRUST
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

1415 28th STREET, SUITE 200
WEST DES MOINES, IOWA 50266
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

Elizabeth Grob, Esq.

Ahlers & Cooney, P.C.

100 Court Avenue, Suite 600, Des Moines, Iowa 50309

 (NAME AND ADDRESS OF AGENT FOR SERVICE)

COPIES OF ALL COMMUNICATIONS TO:

Vera Lichtenberger	JOHN C. MILES, ESQ.
IOWA PUBLIC AGENCY INVESTMENT TRUST	CLINE, WILLIAMS, WRIGHT, JOHNSON & OLDFATHER
1415 28th STREET, SUITE 200	1900 U.S. BANK BUILDING, 233 S. 13TH STREET
WEST DES MOINES, IOWA 50266	LINCOLN, NEBRASKA 68508

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (515) 244-5426

DATE OF FISCAL YEAR END: 06/30

DATE OF REPORTING PERIOD: 06/30/2010

ITEM 1. REPORTS TO UNITHOLDERS.

ITEM 2. CODE OF ETHICS.

(A) THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT’S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS, REGARDLESS OF WHETHER THESE INDIVIDUALS ARE EMPLOYED BY THE REGISTRANT OR A THIRD PARTY.

(B) NO COMMENT REQUIRED.

(C) NA

(D) NOT APPLICABLE.

(E) NOT APPLICABLE.

(F)(1) NOT APPLICABLE.

(F)(2) NOT APPLICABLE.

(F)(3) TO REQUEST A FREE COPY OF THE IOWA PUBLIC AGENCY INVESTMENT TRUST CODE OF ETHICS, PLEASE CALL 1-800-438-6375.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) Sue Vavroch is the independent director named as the audit committee financial expert.

ITEM 4. Principal Accountant Fees and Services

(A)The aggregate fees for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are listed below.

June 30, 2010     $15,500

June 30, 2009     $18,000

(B)NOT APPPLICABLE.

(C)TAX PREPARATION FEES. Professional services for the preparation of the Registrant’s tax returns by the principal accountant.

June 30, 2010     $1,175

June 30, 2009     $1,155

(D)NOT APPLICABLE.

(E)NOT APPLICABLE.

(F)NOT APPLICABLE.

(G)NOT APPLICABLE.

(H)NOT APPLICABLE.

ITEM 5. NOT APPLICABLE.

ITEM 6. NOT APPLICABLE.

ITEM 7. NOT APPLICABLE.

ITEM 8. NOT APPLICABLE.

ITEM 9. Not Applicable.

ITEM 10.NOT APPPLICABLE.

ITEM 11. CONTROLS AND PROCEDURES.

(A) THE PRINCIPAL EXECUTIVE AND FINANCIAL OFFICERS CONCLUDED THAT THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES ARE EFFECTIVE BASED ON THEIR EVALUATION OF THE DISCLOSURE CONTROLS AND PROCEDURES AS OF September 2, 2010, A DATE WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT.

(B) THERE WERE NO SIGNIFICANT CHANGES IN REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE PERIOD COVERED BY THIS REPORT THAT HAS MATERIALLY  AFFECTED, OR IS REASONABLY LIKELY TO MATERIALLY AFFECT,  THE REGISTRANT’S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 12. EXHIBITS.

(A) A CERTIFICATION FROM THE CHIEF EXECUTIVE OFFICER AND THE CHIEF FINANCIAL OFFICER IS ATTACHED AS EXHIBIT A.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IOWA PUBLIC AGENCY INVESTMENT TRUST

By

Dianne Kiefer, Chair and Trustee

Date: September 2, 2010

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Signature and Title

Dave Miles, Chief Executive Officer

Date: September 2, 2010

Amy Mitchell, Chief Financial Officer

Date: September 2, 2010

IOWA PUBLIC AGENCY INVESTMENT TRUST

DIVERSIFIED FUND COMPREHENSIVE ANNUAL FINANCIAL REPORT

DIRECT GOVERNMENT OBLIGATION FUND COMPREHENSIVE ANNUAL REPORT

FISCAL YEAR ENDING JUNE 30, 2010

The Funds are distributed by Miles Capital, Inc.

Shares of the Funds are NOT INSURED BY THE FDIC.  Investment products involve investment risk, including the possible loss of principal.  Past performance is not predictive of future results, and the composition of each Fund’s portfolio is subject to change.

This annual report is not authorized for distribution unless accompanied or preceded by a current Information Statement also known as a prospectus.  An investor should consider the Funds’ investment objectives, risks, and charges and expenses carefully before investing or sending money.  This and other important information about the investment company can be found in the Fund’s Information Statement.  To obtain more information, please call 800-872-4024 or visit the website IPAIT.org.  Please read the Information Statement carefully before investing.

Iowa Public Agency Investment Trust

Diversified Fund

Comprehensive Annual Financial Report

Iowa Public Agency Investment Trust

Direct Government Obligation Fund

Comprehensive Annual Financial Report

For the Fiscal Year Ended June 30, 2010

www.IPAIT.org

Prepared by the

Iowa Public Agency Investment Trust

Board of Trustees

INTRODUCTORY SECTION

Letter from the Chair

  6

Management Report

  9

Board of Trustees

10

Service Providers

12

Organization Chart

13

Certificate of Achievement

14

FINANCIAL SECTION

Diversified Portfolio:

Report of Independent Registered Public Accounting Firm

16

Management’s Discussion and Analysis

17

Schedule of Investments

20

Statement of Net Assets

22

Statements of Operations

23

Statements of Changes in Net Assets

23

Notes to Financial Statements

24

Financial Highlights

26

Direct Government Obligation Portfolio:

Report of Independent Registered Public Accounting Firm

27

Management’s Discussion and Analysis

28

Schedule of Investments

31

Statement of Net Assets

32

Statements of Operations

33

Statements of Changes in Net Assets

33

Notes to Financial Statements

34

Financial Highlights

36

INVESTMENT SECTION

Fund Facts Summary

38

Diversified Fund and Direct Government Obligation Fund

39

Introduction

39

Risk Profile

41

Performance Summary

42

Fund Expenses

43

Investment Commentary

46

IPAIT Investment Policy

47

Investing and Non-Investing Participants

51

STATISTICAL SECTION

Statistical Information

54

Changes in Fund Units

55

Monthly Comparative Yields

56

Annual Comparative Yields

57

Annual Net Investment Income

57

Changes in Net Asset

58

Glossary of Investment Terms

60

INTRODUCTORY SECTION

August 26, 2010

Dear Fellow IPAIT Participants:

The Iowa Pubic Agency Investment Trust (IPAIT) is pleased to submit the Diversified Fund and Direct Government Obligation Fund (DGO) Comprehensive Annual Financial Reports for the Fiscal Year ended June 30, 2010.  The IPAIT Board of Trustees and Management are responsible for the content of the reports.

The Federal Reserve has continued to keep interest rates at historically low levels.  The Federal Reserve has kept the Federal Funds Rate at 0.00-0.25 percent since December 16, 2008.  During this period, the IPAIT Diversified and DGO Funds maintained yields comparable to other money market funds, while being an educational resource for IPAIT participants.  For a detailed review of the Funds, please refer to Management’s Discussion and Analysis of each Fund located in the Financial Section.

Our Economy

According to recent economic statistics, the U.S. economy is 12 months into recovery.  Over that time, consumer goods prices have barely increased which has allowed borrowing costs to fall to the lowest level in over 50 years.  Historically, this kind of news would be the cause for confidence and optimism; however, due to a variety of other equally important economic statistics, U.S. consumers are hardly sanguine.

The most important economic characteristic causing Iowans and the rest of America to worry is jobs, or more specifically the lack of jobs.  The U.S. unemployment rate is currently 9.5 percent and hasn’t shown substantial improvement during the economic recovery so far, and while Iowa’s unemployment rate is considerably better than the national rate, it has increased to 6.8 percent from 6.0 percent a year ago.  The lack of job growth has also negatively affected consumer sentiment and thus consumer spending.  These statistics are very important to our economic health because the consumer is responsible for 70 percent of U.S. economic activity.  The lack of consumer confidence is also showing up in the sub-par rebound in the housing market.  Even with mortgage rates at historic lows, home prices and transactions are still mired in slowdown, which is helping reinforce the lack of consumer confidence.

One economic bright spot that is important to consumers and businesses alike is the current state of financial companies, especially banks.  With the help and resources of the Treasury and Federal Reserve over the past 24 months, a serious banking crisis was averted and the health of the banking system has dramatically improved.  The FDIC, the federal agency charged with cleaning up the banking mess, is aggressively addressing lingering problems at poor quality banks.  For example, just recently the FDIC was able to sell to investors, for the first time since the financial crisis began, securitized single family home loans from 16 failed banks.   The Federal Reserve also continues to play an important role in the process of repairing and energizing the banking system by providing enough liquidity to keep the Federal Reserve Fund Target Rate at 0.25 percent.

Another important economic driver that is reason for optimism is the growth of emerging market giants China and India.  Demand for heavy equipment and other durable goods in these very large markets has provided growth opportunities for U.S. manufacturing. Nationwide manufacturing and durable goods industries account for about 14.5 percent of total private (non-government) employment.  However, in Iowa, manufacturing and durable goods companies make up approximately 16.5 percent of private employment and unlike Iowa’s overall private sector which fell over the past 12 months, the number of workers in manufacturing and durable good production grew 2.2 percent.

Overall we believe that improvement in job growth and consumer confidence will be slow coming.  Thus, our expectation for 2010 and 2011 economic growth is very conservative.  However, we don’t expect a double-dip recession or more industry-specific crises like we endured in 2008.  In addition, while economic and job growth has been sub par coming out of the 2008-2009 recession, both consumers and businesses are doing one important thing that should be helpful to the U.S. economy in the long run.  They are using discretionary income to pay down debt and improve the health of their balance sheets.  Thus, in the future, when business and consumer confidence rebounds, there should be plenty of pent up demand to fuel GDP growth as well as private sector jobs.

Investment Policies and Strategies

IPAIT was created pursuant to Iowa Code Chapter 28E in 1987 to enable eligible Iowa public agencies to invest their available operating and reserve funds in a competitive rate environment, safely and effectively.  Both the Diversified and DGO Funds have followed established money market mutual fund investment parameters designed to maintain a $1 per unit net asset value since inception.

Investment Safeguards

Both Funds continue to be focused on their investment objectives as stated in the IPAIT Investment Policy.  These goals, in order of priority are: safety of invested principal, maintenance of liquidity, and maximum yield.  Within these objectives, each Fund strives to provide participants with the best available rates of return for legally authorized investments.  All security settlements within either Fund are settled on a delivery-versus-payment (DVP) basis.  DVP settlements greatly reduce the possibility of inappropriate transmission of funds or securities.

Reliability of Investment Section

All commentary and displays in the Investment Section were prepared by IPAIT's service provider, Miles Capital, the program's Investment Adviser, Administrative Services provider, and Program Support provider.  Miles Capital has provided services to the IPAIT program since the program's inception in 1987.  All services provided by IPAIT to participants are subject to rigorous and regular verification.

Miles Capital and IPAIT have designed internal controls and procedures to ensure that material information is made known to the principal executive officers, David Miles (Chief Executive Officer), Vera Lichtenberger (Chief Compliance Officer), and Amy Mitchell (Chief Financial Officer), respectively during the reporting period for the semi-annual and annual report to shareholders.  These individuals are required to report any deficiencies and any actual or alleged fraud to the Fund Auditor and to the Executive Committee immediately upon discovery.

Statement of Changes in Net Assets

For the fiscal year ending June 30, 2010 (FY 10) and the fiscal year ending June 30, 2009 (FY 09) total interest earned, total operating expenses, and net investment income for the IPAIT Diversified and the DGO Funds were as follows:

	Interest Earned	Expenses	Net Investment Income

Diversified Fund
FY 10	$ 2,294,550	$ 1,669,195	$ 625,355
FY 09	$ 5,799,304	$ 1,487,617	$ 4,311,687

DGO Fund
FY 10	$ 157,166	$ 149,057	$ 8,109
FY 09	$ 290,409	$ 100,716	$ 189,693

For both the Diversified and DGO Funds, while average invested assets increased from the prior year, the decrease in year-over-year interest earned is directly attributed to lower fund yields in FY 10.

IPAIT operates pursuant to Service Provider agreements for all aspects of operation.  Every agreement specifies the fees to be charged for each component of IPAIT services.

Financial and operating highlights from this past year include:

•

Receipt of an thirteenth consecutive Certificate of Achievement for Excellence in Financial Reporting by the Government Finance Officers Association (GFOA),

•

Average combined daily investments in the Diversified and DGO Funds of $540,130,078, up from $453,884,616 in the previous fiscal year,

•

Placement of 32 Iowa financial institution Certificates of Deposit (includes CDARS) in the IPAIT Diversified Fund representing $137,900,000,

•

An authorized membership total of 428 public bodies representing 206 cities, 95 counties, 89 municipal utilities, and 38 other eligible public agencies, and

•

Total funds invested in IPAIT’s investment alternatives peaked for the fiscal year at $655,092,635 on April 14, 2010.

The GFOA awarded a thirteenth consecutive Certificate of Achievement for Excellence in Financial Reporting to the Iowa Public Agency Investment Trust for its Comprehensive Annual Financial Report (CAFR) for the fiscal year ended June 30, 2009. The Certificate of Achievement is a prestigious national award, recognizing conformance with the highest standards for preparation of state and local government financial reports.

In order to be awarded a Certificate of Achievement, a government unit must publish an easily readable and efficiently organized CAFR, whose contents conform to program standards. The CAFR must satisfy both generally accepted accounting principles and applicable legal requirements. A Certificate of Achievement is valid for a period of one year only.

Participant Meetings

IPAIT had two participant meetings this year with proposals considered, election of the Board of Trustees selection of program auditors, amendment to the investment policy to allow CDARS investments, amendment to the investment policy to allow for triparty repurchase agreements, and approval of a new Advisor Agreement.  Details of the two meeting results and proposal responses can be found on page 45 of this report.

Summary

On behalf of IPAIT's Board of Trustees, sponsoring associations and service providers, we thank you for your continued support of the Iowa Public Agency Investment Trust.  We encourage you to contact us with comments and suggestions regarding any improvements to the operation of IPAIT. Your involvement in IPAIT is essential in its ability to provide a competitive investment alternative, and ongoing program opportunities for association members.

As we begin Fiscal Year 2010-2011, IPAIT will continue to be guided by its objectives of safety, liquidity, and competitive return.  In addition, IPAIT will be an excellent resource as a user-friendly investment alternative and also an educational resource.  The website provides monthly updates as well as access to the secure IPASonlineTM system.  We collectively pledge to continue working together to provide a safe source of interest income for every participant.

Respectfully,

Dianne L. Kiefer

Chair, Board of Trustees

To IPAIT Participants:

While IPAIT's Diversified Fund and Direct Government Obligation (DGO) Fund financial statements and the related financial data contained in these Comprehensive Annual Financial Reports (CAFR’s) have been prepared in conformity with U.S. generally accepted accounting principles and have been audited by IPAIT's Independent Registered Public Accounting Firm, KPMG LLP, the ultimate accuracy and validity of this information is the responsibility of the management of the Iowa Public Agency Investment Trust Board of Trustees.

To carry out this responsibility, the Board of Trustees maintains financial policies, procedures, accounting systems and internal controls which the Board believes provide reasonable, but not absolute, assurance that accurate financial records are maintained and investment assets are safeguarded.

In addition, the three ex-officio trustees meet with the Program's service providers and legal counsel to review all aspects of IPAIT performance each month.  The Board of Trustees meets quarterly to similarly review Program performance and compliance.  In addition, the IPAIT Board of Trustees regularly subjects IPAIT to a comprehensive review of all services and costs of operation.

In the Board's opinion, IPAIT's internal controls are adequate to ensure that the financial information in this report presents fairly the IPAIT Diversified and DGO Fund operations and financial condition.

Sincerely,

Robert D. Haug

Secretary, Board of Trustees

Iowa Public Agency Investment Trust

Board of Trustees

Alan Kemp

Executive Director,

Iowa League of Cities

William Peterson

Executive Director,

Iowa State Association of Counties

IPAIT Assistant Secretary and Treasurer to the Board

Robert Haug

Executive Director,

Iowa Association of Municipal Utilities

IPAIT Secretary to the Board

Jody Smith

Director of Administrative Services/

City Clerk

City of West Des Moines

Wayne Northey

Supervisor

Dickinson County

Donald Kerker

Director, Finance and Administrative Services

Muscatine Power and Water

Tom Hanafan

Mayor

City of Council Bluffs

Dianne Kiefer

County Treasurer

Wapello County

Lynn Miller

Director of Finance and Organizational Services,

CFO, Cedar Falls Utilities

Susan Vavroch

City Treasurer

City of Cedar Rapids

Richard Heidloff

County Treasurer

Lyon County

Craig Hall

Manager

Brooklyn Municipal Utilities

The trustees and officers are not compensated for Board service.  Expenses incurred in attending meetings are paid by the Trust.

Name	Address	Age	Position held with IPAIT	Term of Office	Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios Overseen by Trustee	Outside Directorships
Richard Heidloff	206 S. Second Avenue Rock Rapids, IA 51246	65	Trustee	Term Ending 2011	Since 2006	Lyon County Treasurer	2	None
Thomas Hanafan	209 Pearl Street Council Bluffs, IA 51503	61	Trustee	Term Ending 2012	Since 1992	Council Bluffs Mayor	2	None
Donald Kerker	3205 Cedar Street Muscatine, IA 52761	59	Trustee	Term Ending 2011	Since 1999	Director, Finance & Administrative Services, Muscatine Power and Water	2	None
Dianne Kiefer	101 W. Fourth Street Ottumwa, IA 52501	60	Trustee, Chair	Term Ending 2010	Since 2000	Wapello County Treasurer, College Instructor, Buena Vista University	2	None
Wayne Northey	13750 240th Avenue Spirit Lake, IA 51360	76	Trustee	Term Ending 2012	Since 2007	Dickinson County Supervisor	2	None
Craig Hall	138 Jackson Street Brooklyn, IA 52211	58	Trustee, Vice Chair	Term Ending 2010	Since 2004	Manager, Brooklyn Municipal Utilities	2	None
Lynn Miller	One Utility Parkway P.O. Box 769 Cedar Falls, IA 50613	61	Trustee	Term Ending 2012	Since 2009	Cedar Falls Utilities Director of Finance and Organizational Services, CFO	2	None
Jody Smith	P.O. Box 65320 West Des Moines, IA 50265	57	Trustee	Term Ending 2010	Since 1994	Director of Administrative Services/City Clerk, West Des Moines	2	None
Susan Vavroch	50 Second Avenue Bridge Cedar Rapids, IA 52401	51	Trustee, Second Vice Chair	Term Ending 2011	Since 2003	Cedar Rapids City Treasurer	2	None
Alan Kemp	317 Sixth Avenue, Ste 1400 Des Moines, IA 50309	49	IPAIT Assistant Secretary		Since 2007	Iowa League of Cities Executive Director
William Peterson	501 SW Seventh St, Ste Q Des Moines, IA 50309	59	IPAIT Treasurer		Since 1994	Iowa State Association of Counties Executive Director
Robert Haug	1735 NE 70th Avenue Ankeny, IA 50021	62	IPAIT Secretary		Since 1987	Iowa Association of Municipal Utilities Executive Director

Service Providers

Sponsoring Associations

Iowa Association of Municipal Utilities

1735 NE 70th Avenue

Ankeny, IA 50021-9353

Robert Haug, Executive Director

bhaug@iamu.org

515-289-1999

Iowa State Association of Counties

501 SW 7th Street, Suite Q

Des Moines, IA 50309

William Peterson, Executive Director

bpeterson@iowacounties.org

515-244-7181

Iowa League of Cities

317 Sixth Avenue, Suite 800

Des Moines, IA 50309

Alan Kemp, Executive Director

alankemp@iowaleague.org

515-244-7282

Legal Counsel

AHLERS & COONEY, P.C.

100 Court Avenue, Suite 600

Des Moines, IA 50309

Elizabeth Grob 515-246-0305

egrob@ahlerslaw.com

Investment Adviser

Administrator

Program Support

Miles Capital

Century II Building

1415 28th Street, Suite 200

West Des Moines, IA 50266-1461

Laurie Mardis 515-224-2719

lmardis@miles-capital.com

Vera Lichtenberger 515-224-2764

vlichtenberger@miles-capital.com

Anita Tracy 515-224-2725

atracy@miles-capital.com

Custodian

Wells Fargo Bank, N.A.

MAC N8200-034

666 Walnut Street, P.O. Box 837

Des Moines, IA 50304-0837

Kristi Boyce 515-245-8504

kristi.j.boyce@wellsfargo.com

Teresa Smith 515-245-3245

teresa.a.smith@wellsfargo.com

Independent Registered Public Accounting Firm

KPMG LLP

2500 Ruan Center

666 Grand Avenue

Des Moines, IA 50309

Sean Vicente 515-697-1108

msvicente@kpmg.com

Organization Chart

IPAIT Board of Trustees

Dianne Kiefer, Chair

Craig Hall, Vice Chair

Susan Vavroch, Second Vice Chair

Donald Kerker, Board Member

Richard Heidloff, Board Member

Tom Hanafan, Board Member

Wayne Northey, Board Member

Jody Smith, Board Member

Lynn Miller, Board Member

IPAIT Sponsoring Association

Iowa League of Cities

Alan Kemp

Iowa State Association of Counties

William Peterson

Iowa Association of Municipal Utilities

Robert Haug

IPAIT Custodian

Wells Fargo Bank, N.A.

Kristi Boyce

Teresa Smith

IPAIT Investment Adviser

Miles Capital

Laurie Mardis, CFA

IPAIT Legal Counsel

Ahlers & Cooney, P.C.

Elizabeth Grob

IPAIT Independent Registered Public Accounting Firm

KPMG LLP

Sean Vicente

IPAIT Administrator

Miles Capital

Vera Lichtenberger

Anita Tracy

IPAIT Program Support

Miles Capital

The trustees and officers are not compensated for Board service.  Expenses incurred in attending meetings are paid by the Trust.

Financial Section

KPMG

**KPMG LLP**
Suite 2500
666 Grand Avenue
Des Moines, IA 50309

# Report of Independent Registered Public Accounting Firm

The Board of Trustees and Unitholders
Iowa Public Agency Investment Trust:

We have audited the accompanying statement of net assets of the Diversified Portfolio of the Iowa Public Agency Investment Trust (the Trust), including the schedule of investments, as of June 30, 2010, and the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board and the standards applicable to financial audits contained in *Government Auditing Standards* issued by the Comptroller General of the United States. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2010 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Diversified Portfolio of the Iowa Public Agency Investment Trust as of June 30, 2010, and the results of its operations and its changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

In accordance with *Government Auditing Standards*, we have also issued our report dated August 26, 2010 on our consideration of the Trust's internal control over financial reporting and its compliance with certain provisions of laws, regulations, and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with *Government Auditing Standards* and should be considered in assessing the results of our audits.

Our audit was conducted for the purpose of forming an opinion on the Trust's financial statements. The introductory section, other supplementary information, investment section and statistical section are presented for the purpose of additional analysis and are not a required part of the financial statements. Such information has not been subjected to the auditing procedures applied by us in the audits of the financial statements and, accordingly, we express no opinion on them.

The management's discussion and analysis on pages 28 to 30 is not a required part of the financial statements but is supplementary information required by U.S. generally accepted accounting principles. We have applied certain limited procedures, which consisted principally of inquiries of management regarding the methods of measurement and presentation of the management discussion and analysis information. However, we did not audit the information and express no opinion on it.

KPMG LLP

Des Moines, Iowa
August 26, 2010

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative, a Swiss entity.

Management’s Discussion and Analysis

This section of the IPAIT Diversified Portfolio’s Comprehensive Annual Financial Report presents management’s discussion and analysis of the financial position and results of operations as of and for the fiscal years ended June 30, 2010 (FY 10) and 2009 (FY 09).  This information is being presented to provide additional information regarding the activities of IPAIT, pursuant to the requirements of Governmental Accounting Standards Board Statement No. 34, Basic Financial Statements – and Management’s Discussion and Analysis – for State and Local Governments, Statement No. 37, Basic Financial Statements – and Management’s Discussion and Analysis – for State and Local Governments: Omnibus, and Statement No. 38, Certain Financial Statement Note Disclosures (Statements Nos. 34, 37, and 38).  This discussion and analysis should be read in conjunction with the basic financial statements of IPAIT’s Diversified Portfolio.

OVERVIEW OF THE FINANCIAL STATEMENTS

The Management’s Discussion and Analysis provides an introduction to and overview of the basic financial statements of IPAIT’s Diversified Portfolio.  The following components comprise the financial statements:  1) Schedule of Investments, 2) Statement of Net Assets, 3) Statements of Operations, 4) Statements of Changes in Net Assets, and 5) Notes to Financial Statements.

•

The Schedule of Investments lists each security held by the portfolio as of the date of current fiscal year end.

•

The Statement of Net Assets shows the financial position (assets and liabilities) of the portfolio as of the date of the current fiscal year end.

•

The Statements of Operations display the results of operations (income and expenses) of the portfolio for the two most recent fiscal years.

•

The Statements of Changes in Net Assets display the results of additions (net investment income, unit sales, and reinvestments) and deductions (dividends and unit redemptions) of the portfolio for the two most recent fiscal years.

•

The Notes to Financial Statements describe significant accounting policies and disclose summary security transaction amounts of the portfolio and other information required by U.S. generally accepted accounting principles.

CONDENSED FINANCIAL INFORMATION AND FINANCIAL ANALYSIS

Year-over-year changes in most financial statement amounts reported in IPAIT’s Diversified Portfolio are most significantly impacted by the level of average net assets (which fluctuates based on the overall levels of pool participant/unitholder invested balances).  The pool is the portfolio.  Additionally, changes in the short-term interest rate environment (which follows the general trend established by monetary policy set by the Federal Reserve) contribute to year-over-year variances in the amount of investment income earned by the portfolio.  Over the twelve months ended June 30, 2010, the Federal Reserve’s Federal Open Market Committee did not change the Fed Funds target rate from a range of zero to 0.25 percent.  In the preceeding twelve months, the Fed Funds target rate was lowered three times from 2.00 percent to a range of zero to 0.25 percent.

Condensed financial information and variance explanations for FY 10, as compared to FY 09 follows.

		Percent
Net Assets	June 30, 2010	Change	June 30, 2009
Total investments	$ 435,170,555	-9%	$ 480,810,632
Excess of other assets over total liabilities	537,625	-9%	592,005
Net assets held in trust for pool participants	435,708,180	-9%	481,402,637

Average Net Assets	$ 499,221,312	17%	$ 427,380,402

Total investments and net assets decreased 9 and 9 percent, respectively, comparing June 30, 2010 and June 30, 2009 amounts.  During FY 10, average net assets increased 17 percent to $499,221,312 from average net assets of $427,380,402 during FY 09. The Diversified portfolio experienced a net increase of average assets in FY 10.  With credit issues and economic concerns in the marketplace, IPAIT participants increased average assets held in the Diversified portfolio with its primary objective of preservation of invested principal.

		Percent
Change in Net Asset for the years ended	June 30, 2010	Change	June 30, 2009
Investment Income	$ 2,294,550	-60%	$ 5,799,304
Total Expenses	(1,669,195)	12%	(1,487,617)
Dividends to unitholders from net investment income	(625,355)	-85%	(4,311,687)
Net increase in assets derived
from unit transactions	(45,694,457)	-136%	126,012,072

Net assets at beginning of year	481,402,637	35%	355,390,565

Net assets at end of year	$ 435,708,180	-9%	$ 481,402,637

Investment income and dividends to unitholders from net investment income decreased 60 percent and 85 percent, respectively, during FY 10 compared to FY 09 due to the lower interest rate environment.  During the 12-month period in FY 10, the Fed Funds target rate remained at a range from zero to 0.25 percent.  During the 12-month period in FY 09, the Fed Funds target rate dropped from 2 percent to zero to 0.25 percent.  The Fed Funds target rate is an economic indicator for short-term investments.  Total expenses are derived based on net assets held by the Fund.  These expenses increased 12 percent during FY 10 compared to FY 09 due to average net assets increasing 17 percent during FY 10 as compared to FY 09.  During FY 10 compared to FY 09, units sold and redeemed decreased 28 percent and 17 percent, respectively.

Condensed financial information and variance explanations for FY 09, as compared to FY 08 follows.

		Percent
Net Assets	June 30, 2009	Change	June 30, 2008
Total investments	$ 480,810,632	36%	$ 354,814,208
Excess of other assets over total liabilities	592,005	3%	576,357
Net assets held in trust for pool participants	481,402,637	35%	355,390,565

Average Net Assets	$ 427,380,402	47%	$ 290,430,630

Total investments and net assets increased 36 and 35 percent, respectively, comparing June 30, 2009 and June 30, 2008 amounts.  During FY 09, average net assets increased 47 percent to $427,380,402 from average net assets of $290,430,630 during FY 08.  The Diversified portfolio experienced a net increase of assets in FY 09.  With credit issues and economic concerns in the marketplace, IPAIT participants increased assets held in the Diversified portfolio with its primary objective of preservation of invested principal.

		Percent
Change in Net Asset for the years ended	June 30, 2009	Change	June 30, 2008
Investment Income	$ 5,799,304	-48%	$ 11,090,199
Total Expenses	(1,487,617)	42%	(1,048,169)
Dividends to unitholders from net investment income	(4,311,687)	-57%	(10,042,030)
Net increase in assets derived
from unit transactions	126,012,072	10%	115,056,322

Net assets at beginning of year	355,390,565	48%	240,334,243

Net assets at end of year	$ 481,402,637	35%	$ 355,390,565

Investment income and dividends to unitholders from net investment income decreased 48 percent and 57 percent, respectively, during FY 09 compared to FY 08 due to the lower interest rate environment.  During the 12-month period in FY 09, the Fed Funds target rate dropped from 2.00 percent to zero to 0.25 percent.  The Fed Funds target rate is an economic indicator for short-term investments.  Total expenses are derived based on net assets held by the Fund.  These expenses increased 42 percent during FY 09 compared to FY 08 due to average net assets increasing 47 percent during FY 09 as compared to FY 08.  During FY 09 compared to FY 08, units sold and redeemed increased 4 percent and 3 percent, respectively.  This reflects continued, consistent growth over the past three fiscal years.

CONTACTING THE PORTFOLIO’S FINANCIAL MANAGEMENT

This financial report is designed to provide IPAIT participants and prospective investors with a general overview of the Fund’s finances and to demonstrate the Fund’s accountability for the resources it receives and manages.  If you have questions about the report or need additional financial information, contact IPAIT at 800-872-4024 or visit the website at IPAIT.org.

Iowa Public Agency Investment Trust – Diversified Portfolio

Schedule of Investments – June 30, 2010

(Showing Percentage of Total Investments)

		Yield at
Par		Time of
Value	Description	Purchase	Due Date	Amortized Cost
DISCOUNTED GOVERNMENT SECURITIES -- 5.74%
$ 5,000,000	Federal National Mortgage Association Discount Note	0.18%	07/07/10	$ 4,999,850
5,000,000	Federal Home Loan Mortgage Corporation Discount Note	0.28%	09/20/10	4,996,849
5,000,000	Federal Home Loan Mortgage Corporation Discount Note	0.25%	09/21/10	4,997,152
5,000,000	Federal National Mortgage Association Discount Note	0.40%	02/28/11	4,986,888
5,000,000	Federal National Mortgage Association Discount Note	0.48%	03/01/11	4,984,128
	Total (cost -- $24,964,867)			24,964,867

COUPON SECURITIES -- 15.19%
6,000,000	Federal Home Loan Bank, 0.55%	0.56%	07/15/10	5,999,984
6,000,000	Federal Home Loan Bank, 3.38%	0.32%	08/13/10	6,021,611
6,000,000	Federal Home Loan Bank, 0.50%	0.38%	10/18/10	6,002,080
6,000,000	Federal Farm Credit Bank, Variable Rate	1.71%	11/04/10	6,000,000
5,000,000	Federal Home Loan Bank, 1.63%	0.38%	01/21/11	5,034,662
5,000,000	United States Treasury Note, 0.88%	0.46%	01/31/11	5,012,078
5,000,000	Federal Home Loan Mortgage Corporation, Variable Rate	0.36%	03/09/11	5,008,588
5,000,000	Federal Home Loan Mortgage Corporation, Variable Rate	0.29%	04/07/11	5,004,723
6,000,000	Federal Farm Credit Bank, Variable Rate	0.26%	09/15/11	6,002,911
6,000,000	Federal Farm Credit Bank, Variable Rate	0.27%	02/13/12	5,999,947
5,000,000	Federal Farm Credit Bank, Variable Rate	0.39%	02/13/12	5,000,790
5,000,000	Federal Farm Credit Bank, Variable Rate	0.35%	05/14/12	5,000,943
	Total (cost -- $66,088,317)			66,088,317

CERTIFICATES OF DEPOSIT -- 19.65%
5,000,000	West Bank-West Des Moines CDARS	0.50%	07/15/10	5,000,000
5,000,000	West Bank-West Des Moines CDARS	0.50%	08/12/10	5,000,000
5,000,000	West Bank-West Des Moines CDARS	1.35%	09/02/10	5,000,000
5,000,000	West Bank-West Des Moines CDARS	0.70%	09/23/10	5,000,000
5,000,000	West Bank-West Des Moines CDARS	1.35%	09/23/10	5,000,000
3,000,000	West Bank-West Des Moines CDARS	1.35%	09/30/10	3,000,000
5,000,000	West Bank-West Des Moines CDARS	1.35%	10/07/10	5,000,000
5,000,000	West Bank-West Des Moines CDARS	1.35%	10/14/10	5,000,000
1,000,000	Peoples Bank-Rock Valley CD	0.53%	10/23/10	1,000,000
5,000,000	West Bank-West Des Moines CDARS	1.35%	11/12/10	5,000,000
5,000,000	West Bank-West Des Moines CDARS	1.35%	11/18/10	5,000,000
6,000,000	West Bank-West Des Moines CDARS	1.35%	12/02/10	6,000,000
5,000,000	West Bank-West Des Moines CDARS	1.35%	12/09/10	5,000,000
5,000,000	West Bank-West Des Moines CDARS	1.35%	01/13/11	5,000,000
1,000,000	Maquoketa State Bank-Maquoketa CD	0.70%	01/20/11	1,000,000
See accompanying notes to financial statements.

See accompanying notes to financial statements.

		Yield at
Par		Time of
Value	Description	Purchase	Due Date	Amortized Cost
CERTIFICATES OF DEPOSIT (continued)
$ 5,000,000	West Bank-West Des Moines CDARS	0.75%	02/03/11	$ 5,000,000
4,500,000	West Bank-West Des Moines CDARS	0.75%	03/03/11	4,500,000
5,000,000	West Bank-West Des Moines CDARS	0.75%	05/05/11	5,000,000
5,000,000	West Bank-West Des Moines CDARS	0.75%	05/12/11	5,000,000
	Total (cost -- $85,500,000)			85,500,000

OTHER INVESTMENTS -- 14.17%
10,049,840	First National Bank-Omaha NOW Account	0.50%		10,049,840
10,023,874	Great Western Bank NOW Account	0.20%		10,023,874
5,311,000	Wells Fargo Public Fund Deposit Account	0.32%		5,311,000
16,256,000	Wells Fargo Public Fund Savings Account	0.35%		16,256,000
20,034,657	West Bank NOW Account	0.20%		20,034,657
	Total (cost -- $61,675,371)			61,675,371

REPURCHASE AGREEMENTS (collateralized by U.S. Govt. Securities) -- 45.25%
196,942,000	Morgan Stanley and Company	0.02%	07/01/10	196,942,000
	Total (cost -- $196,942,000)

TOTAL INVESTMENTS -- 100% (cost -- $435,170,555)				$ 435,170,555

See accompanying notes to financial statements.

Iowa Public Agency Investment Trust – Diversified Portfolio

Statement of Net Assets – June 30, 2010

ASSETS

Investments in securities, at amortized cost:
Discounted Government Securities	$ 24,964,867
Coupon Securities	66,088,317
Certificates of Deposit	85,500,000
Other Investments	61,675,371
Repurchase Agreements	196,942,000
Total investments in securities	435,170,555

Cash	586
Interest receivable	689,869
Total assets	435,861,010

LIABILITIES

Investment advisory, administrative,
and program support fees payable	78,112
Custody fees payable	10,781
Distribution fees payable	26,954
Other fees and expenses payable	7,548
Dividends payable	29,435
Total liabilities	152,830

NET ASSETS HELD IN TRUST FOR POOL PARTICIPANTS	$ 435,708,180

Units of beneficial interest outstanding	435,708,180

Net asset value - offering and redemption price per share	$ 1.00

See accompanying notes to financial statements.

Iowa Public Agency Investment Trust – Diversified Portfolio

Statements of Operations
For the Years Ended June 30,

	2010	2009
INVESTMENT INCOME
Interest	$ 2,294,550	$ 5,799,304

EXPENSES
Investment advisory, administrative,
and program support fees	1,068,520	932,023
Custody fees	149,767	128,214
Distribution fees	374,416	320,535
Other fees and expenses	124,805	106,845
Total expenses	1,717,508	1,487,617
Less: Expenses voluntarily reduced/waived	(48,313)	--
Net expenses	1,669,195	1,487,617

NET INVESTMENT INCOME	$ 625,355	$ 4,311,687

Statements of Changes in Net Assets
For the Years Ended June 30,

	2010	2009
ADDITIONS
From investment activities:
Net investment income	$ 625,355	$ 4,311,687
From unit transactions:
(at constant net asset value of $1 per unit)
Units sold	1,015,718,356	1,404,293,105
Units issued in reinvestment of dividends
from net investment income	680,911	4,688,811
Total additions	1,017,024,622	1,413,293,603

DEDUCTIONS
Dividends to unitholders from:
Net investment income	(625,355)	(4,311,687)

From unit transactions:
Units redeemed	(1,062,093,724)	(1,282,969,844)
Total deductions	(1,062,719,079)	(1,287,281,531)

Net increase (decrease) in net assets	(45,694,457)	126,012,072

Net assets held in trust for pool participants at beginning of period	481,402,637	355,390,565

Net assets held in trust for pool participants at end of period	$ 435,708,180	$ 481,402,637

See accompanying notes to financial statements.

(1)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Iowa Public Agency Investment Trust (IPAIT) is a common law trust established under Iowa law pursuant to Chapter 28E and Sections 331.555 and 384.21, Iowa Code (1987), as amended, which authorizes Iowa public agencies to jointly invest monies pursuant to a joint investment agreement.  IPAIT is registered under the Investment Company Act of 1940 as required by Iowa Statute and files reports with the Securities and Exchange Commission under Regulation S-X.  IPAIT was established by the adoption of a Joint Powers Agreement and Declaration of Trust as of October 1, 1987, and commenced operations on November 13, 1987.  The Joint Powers Agreement and Declaration of Trust was amended September 1, 1988, May 1, 1993, and again on September 1, 2005.  As amended, IPAIT is authorized to operate and now operates investment programs, one of which is the Diversified Portfolio.  The accompanying financial statements include activities of the Diversified Portfolio.  The objective of the portfolio is to maintain a high degree of liquidity and safety of principal through investment in short-term securities as permitted for Iowa public agencies under Iowa law.  Wells Fargo Bank, N.A. (Wells Fargo) serves as the Custodian, and Miles Capital, Inc. (Miles Capital), formerly WB Capital Management Inc., serves as the Investment Adviser, Administrator, and Program Support Provider.

The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net investment income during the year.  Actual results could differ from those estimates.

In reporting financial activity, IPAIT applies applicable Governmental Accounting Standards Board (GASB) pronouncements, as well as all Financial Accounting Standards Board and predecessor statements and interpretations not in conflict with GASB pronouncements.

IPAIT is exposed to various risks in connection with operation of the Diversified Portfolio and adheres to policies which attempt to mitigate market risk in the portfolio and maintains insurance coverage for fidelity and errors and omissions exposures.  IPAIT has had no claims or settlements under its insurance coverage since its organization in 1987.

INVESTMENTS IN SECURITIES

The Diversified Portfolio consists of cash and short-term investments valued at amortized cost, which approximates fair value, pursuant to Rule 2a-7 under the Investment Company Act of 1940.  This involves valuing a portfolio security at its original cost on the date of purchase, and thereafter amortizing any premium or discount on the interest method.  Investment policies are followed to maintain a constant net asset value of $1.00 per unit for the portfolio.

Security transactions are accounted for on the trade date.  Interest income, including the accretion of discount and amortization of premium, is accrued daily as earned.

IPAIT is authorized by investment policy and statute to invest public funds in obligations of the U.S. government, its agencies and instrumentalities; certificates of deposit and other evidences of deposit at federally insured Iowa depository institutions approved and secured pursuant to Chapter 12B of the Code of Iowa; and repurchase agreements, provided that the underlying collateral consists of obligations of the U.S. government, its agencies and instrumentalities and that IPAIT’s custodian takes delivery of the collateral either directly or through an authorized custodian.

In connection with transactions in repurchase agreements, it is IPAIT’s policy that the underlying collateral securities value exceeds the principal amount of the repurchase transaction, including accrued interest at all times.  If the seller defaults and the value of the collateral declines, realization of the collateral by IPAIT may be delayed or limited.  At June 30, 2010, the securities purchased under overnight agreements to resell were collateralized by government agency securities with a fair value of $200,880,840.  At June 30, 2009, the portfolio did not contain any repurchase agreements.

Certificates of Deposit and Public Fund Deposit Accounts up to $250,000 are currently insured by the Federal Depository Insurance Company (FDIC) through December 31, 2013.  For public funds deposited in Iowa financial institutions in excess of the FDIC insurance, the local financial institution must comply with Iowa Code Section 12c.22 to insure appropriate collateralization.  As of June 30, 2010, public funds invested in Certificates of Deposit and Public Fund Deposit Accounts not covered by FDIC insurance were $22,817,000.  Public funds not covered by FDIC or collateralization are covered by the state sinking fund in accordance with Chapter 12C of the Code of Iowa, which provides for additional assessments against depositories to ensure there will be no loss of public funds.

CDARS, the Certificate of Deposit Account Registry Service, is a network of banks offering Certificates of Deposit below the standard FDIC insurance maximum so that both principal and interest are eligible for full FDIC insurance.  As of June 30, 2010, the portfolio held $83,500,000 in the CDARS program.

As of June 30, 2010, NOW (Negotiable Order of Withdrawal) accounts funded with public funds that earn a rate of return less than 0.50 percent are insured by the FDIC at participating banks.  At June 30, 2010, the portfolio had $40,108,371 invested in insured NOW accounts.

Under Governmental Accounting Standards as to custodial credit risk, IPAIT's investments in securities in the Diversified Portfolio held securities whose S&P credit ratings were 43.5 percent AAA, 5.0 percent A1+, 0.5 percent not rated (representing all Certificates of Deposit from Iowa financial institutions), and 51.0 percent NA.  Securities which carry an NA rating are securities issued by government-sponsored entities which are deemed to carry the equivalent of A1+/P1 ratings by the IPAIT Board of Trustees or are repurchase agreements as defined above.

Management attempts to limit IPAIT’s exposure to interest rate risk and believes this is addressed by the fact that securities are limited under Rule 2a-7 as well as by investment policy and statute to investments of high quality with durations not to exceed 397 days.  Hence it is not expected that any significant change in market interest rates would present long-term risk to IPAIT.

UNIT ISSUES, REDEMPTIONS AND DISTRIBUTIONS

IPAIT determines the net asset value of the Diversified Portfolio daily.  Units are issued and redeemed daily at the daily net asset value.  Dividends from net investment income are declared daily and distributed monthly.

INCOME TAXES

IPAIT is exempt from both state and federal income taxes pursuant to Section 115 of the Internal Revenue Code.

FEES AND EXPENSES

Under separate agreements with IPAIT, Miles Capital and Wells Fargo are paid an annual fee for operating the investment program.

Miles Capital receives 0.190 percent of the average daily net asset value up to $150 million, 0.160 percent from $150 to $250 million, and 0.130 percent exceeding $250 million for investment adviser and administrative fees.  In addition, Miles Capital receives 0.060 percent of the average daily net asset value for program support fees.  For the years ended June 30, 2010 and 2009, the Diversified Portfolio paid $1,067,531 and $932,023, respectively, to Miles Capital for services provided.

Wells Fargo receives 0.030 percent of the average daily net asset value of the portfolio.  For the years ended June 30, 2010 and 2009, the Diversified Portfolio paid $149,627 and $128,214, respectively, to Wells Fargo for services provided.

Under a distribution plan the public agency associations collectively receive an annual fee of 0.075 percent of the average daily net asset value.  For the years ended June 30, 2010 and 2009, the Diversified Portfolio paid $271,857 and $204,710 to the Iowa League of Cities, $63,856 and $77,354 to the Iowa State Association of Counties, and $38,355 and $38,471 to the Iowa Association of Municipal Utilities, respectively.

IPAIT is responsible for other fees and expenses incurred directly by IPAIT.  The other fees and expenses accrual is 0.025 percent of the average daily net asset value, and totaled $77,969 and $106,845 for the years ended June 30, 2010 and 2009, respectively.  During the year ended June 30, 2010, on various and multiple days, the Diversified Portfolio voluntarily waived all or a portion of the other fees and expense accrual.  Future waivers are not required and are determined on market yields and other market considerations.  All fees are computed daily and paid monthly.

FAIR VALUE MEASUREMENT

Effective July 1, 2008, IPAIT adopted Statement of Financial Accounting Standard No. 157, Fair Value Measurements included in ASC Topic 820 (“ASC 820”).  ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  ASC 820 also establishes a framework for measuring fair value in U.S. generally accepted accounting principles, and expand disclosure about fair value measurements.  As a basis for considering market participant assumptions in fair value measurements, ASC 820 establishes a fair value hierarchy, which prioritizes the inputs used in measuring fair values.  The hierarchy gives the highest priority to Level 1 measurements and the lowest priority to Level 3 measurements.  These inputs are summarized into three broad levels as described below:

Level 1 –

quote prices in active markets for identical securities;

Level 2 –

other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotations obtained from pricing services); or

Level 3 –

significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments.)

Securities in the Diversified Fund are valued at amortized cost, which approximates fair value, pursuant to Rule 2a-7 under the Investment Company Act of 1940.

(2)

SECURITIES TRANSACTIONS

Purchases of portfolio securities for the Diversified Portfolio aggregated $31,179,579,599 and $23,501,125,431 for the years ended June 30, 2010 and 2009, respectively.  Proceeds from the maturity and sale of securities for the Diversified Portfolio aggregated $31,223,780,608 and $23,374,382,785 for the years ended June 30, 2010 and 2009, respectively.

Iowa Public Agency Investment Trust - Diversified

Selected Data for Each Unit of Portfolio
Outstanding Through Each Year Ended
June 30	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

Net Investment Income	0.001	0.010	0.036	0.048	0.037

Dividends Distributed	(0.001)	(0.010)	(0.036)	(0.048)	(0.037)

Net Asset Value, End of Period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

Total Return*	0.13%	1.10%	3.66%	4.95%	3.76%

Ratio of Expenses to Average
Net Assets, After Waivers	0.33%	0.35%	0.36%	0.42%	0.49%

Ratio of Net Investment Income to
Average Net Assets, After Waivers	0.13%	1.01%	3.46%	4.84%	3.70%

Ratio of Expenses to Average
Net Assets, Before Waivers	0.34%	0.35%	0.36%	0.42%	0.49%

Ratio of Net Investment Income to
Average Net Assets, Before Waivers	0.12%	1.01%	3.46%	4.84%	3.70%

Net Assets, End of Period (000 Omitted)	$ 435,708	$ 481,403	$ 355,391	$ 240,334	$ 203,482

* Total return is calculated by taking the ending value of an initial $1,000 investment including monthly reinvested dividends, minus the initial investment, divided by the initial $1,000 investment.

See accompanying Report of Independent Registered Public Accounting Firm.

KPMG

**KPMG LLP**
Suite 2500
666 Grand Avenue
Des Moines, IA 50309

# Report of Independent Registered Public Accounting Firm

The Board of Trustees and Unitholders
Iowa Public Agency Investment Trust:

We have audited the accompanying statement of net assets of the Direct Government Obligation Portfolio of the Iowa Public Agency Investment Trust (the Trust), including the schedule of investments, as of June 30, 2010, and the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board and the standards applicable to financial audits contained in *Government Auditing Standards* issued by the Comptroller General of the United States. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2010 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Direct Government Obligation Portfolio of the Iowa Public Agency Investment Trust as of June 30, 2010, and the results of its operations and its changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Fund will continue as a going concern. As discussed in note 4 to the financial statements, a resolution to cease investment operations and transfer the assets of the Direct Government Obligation Fund to the Diversified Fund was approved by the Board of Trustees of the Iowa Public Agency Investment Trust. The financial statements do not include any adjustments as a result of this decision.

In accordance with *Government Auditing Standards*, we have also issued our report dated August 26, 2010 on our consideration of the Trust's internal control over financial reporting and its compliance with certain provisions of laws, regulations, and other matters. The purpose of that report is to describe the scope of our testing of internal control over financial reporting and compliance and the results of that testing, and not to provide an opinion on the internal control over financial reporting or on compliance. That report is an integral part of an audit performed in accordance with *Government Auditing Standards* and should be considered in assessing the results of our audits.

Our audit was conducted for the purpose of forming an opinion on the Trust's financial statements. The introductory section, other supplementary information, investment section and statistical section are presented for the purpose of additional analysis and are not a required part of the financial statements. Such information has not been subjected to the auditing procedures applied by us in the audits of the financial statements and, accordingly, we express no opinion on them.

The management's discussion and analysis on pages 17 to 19 is not a required part of the financial statements but is supplementary information required by U.S. generally accepted accounting principles. We have applied certain limited procedures, which consisted principally of inquiries of management regarding the methods of measurement and presentation of the management discussion and analysis information. However, we did not audit the information and express no opinion on it.

KPMG LLP

Des Moines, Iowa
August 26, 2010

KPMG LLP is a Delaware limited liability partnership, the U.S. member firm of KPMG International Cooperative, a Swiss entity.

Management’s Discussion and Analysis

This section of the IPAIT DGO Portfolio’s Comprehensive Annual Financial Report presents management’s discussion and analysis of the financial position and results of operations as of and for the fiscal years ended June 30, 2010 (FY 10) and 2009 (FY 09).  This information is being presented to provide additional information regarding the activities of IPAIT, pursuant to the requirements of Governmental Accounting Standards Board Statement No. 34, Basic Financial Statements – and Management’s Discussion and Analysis – for State and Local Governments, Statement No. 37, Basic Financial Statements – and Management’s Discussion and Analysis – for State and Local Governments: Omnibus, and Statement No. 38, Certain Financial Statement Note Disclosures (Statements Nos. 34, 37, and 38).  This discussion and analysis should be read in conjunction with the basic financial statements of IPAIT’s DGO Portfolio.

OVERVIEW OF THE FINANCIAL STATEMENTS

The Management’s Discussion and Analysis provides an introduction to and overview of the basic financial statements of IPAIT’s DGO Portfolio.  The following components comprise the financial statements:  1) Schedule of Investments, 2) Statement of Net Assets, 3) Statements of Operations, 4) Statements of Changes in Net Assets, and 5) Notes to Financial Statements.

•

The Schedule of Investments lists each security held by the portfolio as of the date of current fiscal year end.

•

The Statement of Net Assets shows the financial position (assets and liabilities) of the portfolio as of the date of the current fiscal year end.

•

The Statements of Operations display the results of operations (income and expenses) of the portfolio for the two most recent fiscal years.

•

The Statements of Changes in Net Assets display the results of additions (net investment income, unit sales, and reinvestments) and deductions (dividends and unit redemptions) of the portfolio for the two most recent fiscal years.

•

The Notes to Financial Statements describe significant accounting policies and disclose summary security transaction amounts of the portfolio and other information required by U.S. generally accepted accounting principles.

CONDENSED FINANCIAL INFORMATION AND FINANCIAL ANALYSIS

Year-over-year changes in most financial statement amounts reported in IPAIT’s DGO Portfolio are most significantly impacted by the level of average net assets (which fluctuates based on the overall levels of pool participant/unitholder invested balances).  The pool is the portfolio.  Additionally, changes in the short-term interest rate environment (which follows the general trend established by monetary policy set by the Federal Reserve) contribute to year-over-year variances in the amount of investment income earned by the portfolio.  Over the twelve months ended June 30, 2010, the Federal Reserve’s Federal Open Market Committee did not change the Fed Funds target rate from a range of zero to 0.25 percent.  In the preceeding twelve months, the Fed Funds target rate was lowered three times from 2.00 percent to a range of zero to 0.25 percent.

Condensed financial information and variance explanations for FY 10 as compared to FY 09 follows.

		Percent
Net Assets	June 30, 2010	Change	June 30, 2009
Total Investments	$ 79,834,676	50%	$ 53,125,625
Excess of other assets over total liabilities	62,871	-31%	90,740
Net assets held in trust for pool participants	79,897,547	50%	53,216,365

Average Net Assets	$ 40,908,766	54%	$ 26,504,214

Total investments and net assets increased 50 percent and 50 percent, respectively, comparing June 30, 2010 and June 30, 2009 amounts.  The DGO portfolio experienced a net increase of assets at the end of FY 10 due to one of the two Fund participants purchasing shares with funds obtained by a bond offering.  During FY 10, average net assets increased 54 percent to $40,908,766 from average net assets of $26,504,214 during FY 09.

		Percent
Change in Net Asset for the years ended	June 30, 2010	Change	June 30, 2009
Investment Income	$ 157,166	-46%	$ 290,409
Total Expenses	(149,057)	48%	(100,716)
Dividends to unitholders from net investment income	(8,109)	-96%	(189,693)
Net increase (decrease) in assets derived
from unit transactions	26,681,182	-10%	29,726,047

Net assets at beginning of year	53,216,365	127%	23,490,318

Net assets at end of year	$ 79,897,547	50%	$ 53,216,365

Investment income and dividends to unitholders from net investment income decreased 46 percent and 96 percent, respectively, during FY 10 compared to FY 09 due to the lower interest rate environment.  During the 12-month period in FY 10, the Fed Funds target rate remained at a range from zero to 0.25 percent.  The Fed Funds target rate is an economic indicator for short-term investments.  Total expenses are derived based on net assets held by the Fund.  These expenses increased 48 percent during FY 10 compared to FY 09 due to higher average net assets for FY 10.  During FY 10 compared to FY 09, units sold and redeemed increased 44 percent and 77 percent, respectively.  The increase in units sold was due to one of the two Fund participants transferring assets from other IPAIT portfolio options into the DGO Portfolio.

Condensed financial information and variance explanations for FY 09 as compared to FY 08 follows.

		Percent
Net Assets	June 30, 2009	Change	June 30, 2008
Total Investments	$ 53,125,625	126%	$ 23,456,070
Excess of other assets over total liabilities	90,740	165%	34,248
Net assets held in trust for pool participants	53,216,365	127%	23,490,318

Average Net Assets	$ 26,504,214	30%	$ 20,414,478

Total investments and net assets increased 126 percent and 127 percent, respectively, comparing June 30, 2009 and June 30, 2008 amounts.  The DGO portfolio experienced a net increase of assets at the end of FY 09 due to one of the two Fund participants purchasing shares with funds obtained by a bond offering.  During FY 09, average net assets increased 30 percent to $26,504,214 from average net assets of $20,414,478 during FY 08.

		Percent
Change in Net Asset for the years ended	June 30, 2009	Change	June 30, 2008
Investment Income	$ 290,409	-59%	$ 714,752
Total Expenses	(100,716)	30%	(77,575)
Dividends to unitholders from net investment income	(189,693)	-70%	(637,177)
Net increase (decrease) in assets derived
from unit transactions	29,726,047	256%	8,352,948

Net assets at beginning of year	23,490,318	55%	15,137,370

Net assets at end of year	$ 53,216,365	127%	$ 23,490,318

Investment income and dividends to unitholders from net investment income decreased 59 percent and 70 percent, respectively, during FY 09 compared to FY 08 due to the lower interest rate environment.  During the 12-month period in FY 09, the Fed Funds target rate dropped from 2.00 percent to zero to 0.25 percent.  The Fed Funds target rate is an economic indicator for short-term investments.  Total expenses are derived based on net assets held by the Fund.  These expenses increased 30 percent during FY 09 compared to FY 08 due to higher average net assets for FY 09.  During FY 09 compared to FY 08, units sold and redeemed increased 80 percent and 35 percent, respectively.  The increase in units sold was due to one of the two Fund participants transferring assets from other IPAIT portfolio options into the DGO Portfolio.

CONTACTING THE PORTFOLIO’S FINANCIAL MANAGEMENT

This financial report is designed to provide IPAIT participants and prospective investors with a general overview of the Fund’s finances and to demonstrate the Fund’s accountability for the resources it receives and manages.  If you have questions about the report or need additional financial information, contact IPAIT at 800-872-4024 or visit the website at IPAIT.org.

Financial Statements

Iowa Public Agency Investment Trust – Direct Government Obligation Portfolio

Schedule of Investments – June 30, 2010

(Showing Percentage of Total Investments)

		Yield at
Par		Time of
Value	Description	Purchase	Due Date	Amortized Cost
DISCOUNTED GOVERNMENT SECURITIES -- 2.51%
$ 500,000	United States Treasury Bill	0.45%	07/01/10	$ 500,000
500,000	United States Treasury Bill	0.14%	07/15/10	499,974
1,000,000	United States Treasury Bill	0.19%	08/19/10	999,748
	Total (cost -- $1,999,722)			1,999,722

COUPON SECURITIES -- 5.65%
500,000	United States Treasury Note, 3.88%	0.39%	07/15/10	500,668
500,000	United States Treasury Note, 2.75%	0.50%	07/31/10	500,923
500,000	United States Treasury Note, 2.75%	0.42%	07/31/10	500,958
500,000	United States Treasury Note, 5.75%	0.53%	08/15/10	503,213
500,000	United States Treasury Note, 2.38%	0.56%	08/31/10	501,516
500,000	United States Treasury Note, 2.38%	0.45%	08/31/10	501,607
1,000,000	United States Treasury Note, 0.88%	0.35%	02/28/11	1,003,470
500,000	United States Treasury Note, 0.88%	0.43%	03/31/11	501,642
	Total (cost -- $4,513,997)			4,513,997

CERTIFICATES OF DEPOSIT -- 6.89%
500,000	West Bank-West Des Moines CDARS	1.35%	09/23/10	500,000
500,000	West Bank-West Des Moines CDARS	1.35%	09/30/10	500,000
500,000	West Bank-West Des Moines CDARS	1.35%	10/07/10	500,000
500,000	West Bank-West Des Moines CDARS	1.35%	10/14/10	500,000
1,000,000	West Bank-West Des Moines CDARS	0.50%	11/04/10	1,000,000
500,000	West Bank-West Des Moines CDARS	1.35%	11/12/10	500,000
1,000,000	West Bank-West Des Moines CDARS	0.75%	05/05/11	1,000,000
1,000,000	West Bank-West Des Moines CDARS	0.75%	05/12/11	1,000,000
	Total (cost -- $5,500,000)			5,500,000

OTHER INVESTMENTS -- 16.29%
5,002,247	First National Bank-Omaha NOW Account	0.40%		5,002,247
5,000,767	Great Western Bank NOW Account	0.20%		5,000,767
3,000,943	West Bank NOW Account	0.20%		3,000,943
	Total (cost -- $13,003,957)			13,003,957

REPURCHASE AGREEMENTS (collateralized by U.S. Govt. Securities) -- 68.66%
54,817,000	Banc of America Securities LLC	0.01%	07/01/10	54,817,000
	Total (cost -- $54,817,000)

TOTAL INVESTMENTS -- 100% (cost -- $79,834,676)				$ 79,834,676

See accompanying notes to financial statements.

Iowa Public Agency Investment Trust – Direct Government Obligation Portfolio

Statement of Net Assets – June 30, 2010

ASSETS

Investments in securities, at amortized cost:
Discounted Government Securities	$ 1,999,722
Coupon Securities	4,513,997
Certificates of Deposit	5,500,000
Other Investments	13,003,957
Repurchase Agreements	54,817,000
Total investments in securities	79,834,676

Cash	222
Interest receivable	73,369
Total assets	79,908,267

LIABILITIES

Investment advisory, administrative,
and program support fees payable	6,274
Custody fees payable	752
Distribution fees payable	1,881
Other fees and expenses payable	522
Dividends payable	1,291
Total liabilities	10,720

NET ASSETS HELD IN TRUST FOR POOL PARTICIPANTS	$ 79,897,547

Units of beneficial interest outstanding	79,897,547

Net asset value - offering and redemption price per share	$ 1.00

See accompanying notes to financial statements.

Iowa Public Agency Investment Trust – Direct Government Obligation Portfolio

Statements of Operations
For the Years Ended June 30,

	2010	2009
INVESTMENT INCOME
Interest	$ 157,166	$ 290,409

EXPENSES
Investment advisory, administrative,
and program support fees	102,272	66,261
Custody fees	12,272	7,951
Distribution fees	30,681	19,878
Other fees and expenses	10,228	6,626
Total expenses	155,453	100,716
Less: Expenses voluntarily reduced/waived	(6,396)	--
Net expenses	149,057	100,716

NET INVESTMENT INCOME	$ 8,109	$ 189,693

Statements of Changes in Net Assets
For the Years Ended June 30,

	2010	2009
ADDITIONS
From investment activities:
Net investment income	$ 8,109	$ 189,693
From unit transactions:
(at constant net asset value of $1 per unit)
Units sold	110,072,822	76,647,178
Units issued in reinvestment of dividends
from net investment income	11,389	221,570
Total additions	110,092,320	77,058,441

DEDUCTIONS
Dividends to unitholders from:
Net investment income	(8,109)	(189,693)

From unit transactions:
Units redeemed	(83,403,029)	(47,142,701)
Total deductions	(83,411,138)	(47,332,394)

Net increase in net assets	26,681,182	29,726,047

Net assets held in trust for pool participants at beginning of period	53,216,365	23,490,318

Net assets held in trust for pool participants at end of period	$ 79,897,547	$ 53,216,365

See accompanying notes to financial statements.

Notes to Financial Statements

(1)

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Iowa Public Agency Investment Trust (IPAIT) is a common law trust established under Iowa law pursuant to Chapter 28E and Sections 331.555 and 384.21, Iowa Code (1987), as amended, which authorizes Iowa public agencies to jointly invest monies pursuant to a joint investment agreement.  IPAIT is registered under the Investment Company Act of 1940 as required by Iowa Statute and files reports with the Securities and Exchange Commission under Regulation S-X.  IPAIT was established by the adoption of a Joint Powers Agreement and Declaration of Trust as of October 1, 1987, and commenced operations on November 13, 1987.  The Joint Powers Agreement and Declaration of Trust was amended September 1, 1988, May 1, 1993, and again on September 1, 2005.  As amended, IPAIT is authorized to operate and now operates investment programs, one of which is the Direct Government Obligation Portfolio.  The accompanying financial statements include activities of the Direct Government Obligation Portfolio.  The objective of the portfolio is to maintain a high degree of liquidity and safety of principal through investment in short-term securities as permitted for Iowa public agencies under Iowa law.  Wells Fargo Bank, N.A. (Wells Fargo) serves as the Custodian, and Miles Capital, Inc. (Miles Capital), formerly WB Capital Management Inc., serves as the Investment Adviser, Administrator, and Program Support Provider.

The preparation of financial statements, in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of net investment income during the year.  Actual results could differ from those estimates.

In reporting financial activity, IPAIT applies applicable Governmental Accounting Standards Board (GASB) pronouncements, as well as all Financial Accounting Standards Board and predecessor statements and interpretations not in conflict with GASB pronouncements.

IPAIT is exposed to various risks in connection with operation of the Direct Government Obligation Portfolio and adheres to policies which attempt to mitigate market risk in the portfolio and maintains insurance coverage for fidelity and errors and omissions exposures.  IPAIT has had no claims or settlements under its insurance coverage since its organization in 1987.

INVESTMENTS IN SECURITIES

The Direct Government Obligation Portfolio consists of cash and short-term investments valued at amortized cost, which approximates fair value, pursuant to Rule 2a-7 under the Investment Company Act of 1940.  This involves valuing a portfolio security at its original cost on the date of purchase, and thereafter amortizing any premium or discount on the interest method.  Investment policies are followed to maintain a constant net asset value of $1.00 per unit for the portfolio.

Security transactions are accounted for on the trade date.  Interest income, including the accretion of discount and amortization of premium, is accrued daily as earned.

IPAIT is authorized by investment policy and statute to invest public funds in obligations of the U.S. government, its agencies and instrumentalities; and repurchase agreements, provided that the underlying collateral consists of obligations of the U.S. government, its agencies and instrumentalities and that IPAIT’s custodian takes delivery of the collateral either directly or through an authorized custodian.

In connection with transactions in repurchase agreements, it is IPAIT’s policy that the underlying collateral securities value exceeds the principal amount of the repurchase transaction, including accrued interest at all times.  If the seller defaults and the value of the collateral declines, realization of the collateral by IPAIT may be delayed or limited.  At June 30, 2010, the securities purchased under overnight agreements to resell were collateralized by government securities with a fair value of $55,913,423.  At June 30, 2009, the portfolio did not contain any repurchase agreements.

CDARS, the Certificate of Deposit Account Registry Service, is a network of banks offering Certificates of Deposit below the standard FDIC insurance maximum so that both principal and interest are eligible for full FDIC insurance.  As of June 30, 2010, the portfolio held $5,500,000 in the CDARS program.

As of June 30, 2010, NOW (Negotiable Order of Withdrawal) accounts funded with public funds that earn a rate of return less than 0.50 percent are insured by the FDIC at participating banks.  At June 30, 2010, the portfolio had $13,003,957 invested in insured NOW accounts.

Under Governmental Accounting Standards as to custodial credit risk, IPAIT's investments in securities in the Direct Government Obligation Portfolio held securities whose S&P credit ratings were 31.3 percent AAA and 68.7% NA.  Securities which carry an NA rating are repurchase agreements as defined above.

Management attempts to limit IPAIT’s exposure to interest rate risk and believes this is addressed by the fact that securities are limited under Rule 2a-7 as well as by investment policy and statute to investments of high quality with durations not to exceed 397 days.  Hence it is not expected that any significant change in market interest rates would present long-term risk to IPAIT.

UNIT ISSUES, REDEMPTIONS AND DISTRIBUTIONS

IPAIT determines the net asset value of the DGO Portfolio daily.  Units are issued and redeemed daily at the daily net asset value.  Dividends from net investment income are declared daily and distributed monthly.

INCOME TAXES

IPAIT is exempt from both state and federal income taxes pursuant to Section 115 of the Internal Revenue Code.

FEES AND EXPENSES

Under separate agreements with IPAIT, Miles Capital and Wells Fargo are paid an annual fee for operating the investment programs.

Miles Capital receives 0.190 percent of the average daily net asset value up to $150 million, 0.160 percent from $150 to $250 million, and 0.130 percent exceeding $250 million for investment adviser and administrative fees.  In addition, Miles Capital receives 0.060 percent of the average daily net asset value for program support fees.  For the years ended June 30, 2010 and 2009, the DGO Portfolio paid $100,329 and $66,261, respectively, to Miles Capital for services provided.

Wells Fargo receives 0.030 percent of the average daily net asset value of the portfolio.  For the years ended June 30, 2010 and 2009, the DGO Portfolio paid $12,082 and $7,951, respectively, to Wells Fargo for services provided.

Under a distribution plan the public agency associations collectively receive an annual fee of 0.075 percent of the average daily net asset value.  For the years ended June 30, 2010 and 2009, the DGO Portfolio paid $30,212 and $19,878 to the Iowa League of Cities, respectively.

IPAIT is responsible for other fees and expenses incurred directly by IPAIT.  The other fees and expenses accrual is 0.025 percent of the average daily net asset value, and totaled $6,434 and $6,626 for the years ended June 30, 2010 and 2009, respectively.  During the year ended June 30, 2010, on various and multiple days, the DGO Portfolio voluntarily waived a portion of service provider and sponsoring association fees as well as all or part of the other fees and expenses in order to keep the DGO Portfolio's net yield positive.  Future waivers are not required and are determined on market yields and other market considerations.  All fees are computed daily and paid monthly.

FAIR VALUE MEASUREMENT

Effective July 1, 2008, IPAIT adopted Statement of Financial Accounting Standard No. 157, Fair Value Measurements included in ASC Topic 820 (“ASC 820”).  ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.  ASC 820 also establishes a framework for measuring fair value in U.S. generally accepted accounting principles, and expand disclosure about fair value measurements.  As a basis for considering market participant assumptions in fair value measurements, ASC 820 establishes a fair value hierarchy, which prioritizes the inputs used in measuring fair values.  The hierarchy gives the highest priority to Level 1 measurements and the lowest priority to Level 3 measurements.  These inputs are summarized into three broad levels as described below:

Level 1 –

quote prices in active markets for identical securities;

Level 2 –

other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotations obtained from pricing services); or

Level 3 –

significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments.)

Securities in the Diversified Fund are valued at amortized cost, which approximates fair value, pursuant to Rule 2a-7 under the Investment Company Act of 1940.

(2)

SECURITIES TRANSACTIONS

Purchases of portfolio securities for the DGO Portfolio aggregated $2,051,691,931 and $2,174,476,726 for the years ended June 30, 2010 and 2009, respectively.  Proceeds from the maturity and sale of securities for the DGO Portfolio aggregated $2,024,750,757 and $2,144,638,738 for the years ended June 30, 2010 and 2009, respectively.

(3)

PARTICIPANT CONCENTRATION

As of June 30, 2010, two participants hold all outstanding units of the DGO Portfolio.

(4)

SUBSEQUENT EVENTS

On August 25, 2010, the board of directors approved a resolution ceasing the investment operations of the Direct Government Obligation Portfolio and transferring existing assets to the Diversified Portfolio.  There are two participants in the Portfolio, with one holding over 99 percent of the outstanding shares.  The transfer may be facilitated through Rule 17a-7 at fair market value which approximates the recorded value of the investments.  No gain or loss is anticipated.  The Portfolio will remain available for future investment if IPAIT participants should request it in the future.

Financial Highlights

Iowa Public Agency Investment Trust - Direct Government Obligation Portfolio

Selected Data for Each Unit of Portfolio
Outstanding Through Each Year Ended
June 30	2010	2009	2008	2007	2006

Net Asset Value, Beginning of Period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

Net Investment Income	0.000	0.007	0.032	0.047	0.035

Dividends Distributed	(0.000)	(0.007)	(0.032)	(0.047)	(0.035)

Net Asset Value, End of Period	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

Total Return*	0.22%	0.72%	3.24%	4.79%	3.58%

Ratio of Expenses to Average
Net Assets, After Waivers	0.36%	0.38%	0.38%	0.44%	0.51%

Ratio of Net Investment Income to
Average Net Assets, After Waivers	0.02%	0.72%	3.12%	4.70%	3.58%

Ratio of Expenses to Average
Net Assets, Before Waivers	0.38%	0.38%	0.38%	0.44%	0.51%

Ratio of Net Investment Income to
Average Net Assets, Before Waivers	0.00%	0.72%	3.12%	4.70%	3.58%

Net Assets, End of Period (000 Omitted)	$ 79,898	$ 53,216	$ 23,490	$ 15,137	$ 16,949

* Total return is calculated by taking the ending value of an initial $1,000 investment including monthly reinvested dividends, minus the initial investment, divided by the initial $1,000 investment.

See accompanying Report of Independent Registered Public Accounting Firm.

Investment Section

Fund Facts Summary

DIVERSIFIED FUND FACTS

as of June 30, 2010

Investment Strategy/Goals:  To provide a safe, liquid, effective investment alternative for the operating funds, reserve funds, and bond proceeds for Iowa's municipalities, counties, municipal utilities and other eligible public agencies by jointly investing participant funds in a professionally managed portfolio of short-term, high-quality, legally authorized, marketable securities.

Date of Inception:  November 13, 1987

Total Net Assets:  $436 million

Benchmarks:  iMoneyNet U.S. Government & Agencies Money Fund Report™, Iowa Code Chapter 74A 32-89 day Public Funds Rates, and Iowa Code Chapter 74A 90-179 day Public Funds Rates.

Performance Objective:  To provide the highest level of current income from investment in a portfolio of U.S. government and agency securities, certificates of deposit in Iowa financial institutions, and other authorized securities collateralized by U.S. government and agency securities as is consistent with, in order of priority, preservation of principal and provision of necessary liquidity.

Investment Adviser:  Miles Capital

Management Fees:

Sliding scale from nine basis points (0.09%) to five and one-half basis points (0.055%)

Total Expense Ratio:

Sliding scale from thirty-eight basis points (0.38%) to thirty-two basis points (0.32%)

DGO FUND FACTS

as of June 30, 2010

Investment Strategy/Goals:  To provide a safe, liquid, effective investment alternative for the operating funds, reserve funds, and bond proceeds for Iowa's municipalities, counties, municipal utilities and other eligible public agencies that are limited to investments in only direct obligations of the U.S. government by jointly investing participant funds into a professionally managed portfolio of short-term, high quality, legally authorized, marketable securities.

Date of Inception:  September 1, 1988

Total Net Assets:  $80 million

Benchmarks:  iMoneyNet U.S. Treasury & Repo Money Fund Report™, Iowa Code Chapter 74A 32-89 day Public Funds Rates, and Iowa Code Chapter 74A 90-179 day Public Funds Rates.

Performance Objective:  To provide the highest level of income from investment in a portfolio of U.S. government securities as is consistent with, in order of priority, preservation of principal and provision of necessary liquidity.

Investment Adviser:  Miles Capital

Management Fees:

Sliding scale from nine basis points (0.09%) to five and one-half basis points (0.055%)

Total Expense Ratio:

Sliding scale from thirty-eight basis points (0.38%) to thirty-two basis points (0.32%)

Diversified Fund and Direct Government Obligation Fund

INTRODUCTION

The Diversified Fund and the DGO Fund are each short-term investment pools of high-quality money market instruments.  Each pool has been registered since May of 1993 with the Securities and Exchange Commission (SEC) under the Investment Company Act of 1940.  Each is operated in accordance with 17 C.F.R. Section 270.2a-7 (Rule 2a-7).  Each pool complied voluntarily with all Rule 2a-7 money market fund operating guidelines from inception.

The Diversified Fund is made up of a professionally managed portfolio of U.S. government and federal agency securities, certificates of deposit issued by Iowa financial institutions, NOW accounts, public fund deposit accounts, public fund savings accounts,and perfected repurchase agreements, the latter collateralized by U.S. government and federal agency securities.  The Diversified Fund is typically used for the investment of all public funds subject to the Iowa public funds statutory provisions invested by a participant unless other participant-specific investment restrictions exist.

Ownership Analysis as of June 30, 2010

IPAIT Diversified Fund and DGO Fund

The DGO Fund is identical in every respect to the Diversified Fund except that it is invested exclusively in direct U.S. government obligations, NOW accounts and repurchase agreements collateralized by direct U.S. government obligations.  The DGO Fund is typically used to invest those public funds of a participant that are subject to more stringent investment restrictions than those provided by Iowa public fund statutes, for example bond proceeds whose investment alternatives may be limited to the types of securities found in the DGO Fund.

The investment objective of both the Diversified Fund and the DGO Fund is to provide as high a level of current income as is consistent with preservation of invested principal and provision of adequate liquidity to meet participants’ daily cash flow needs.  As a general policy, all purchased securities will be held until they mature.  However, in an effort to increase yields, IPAIT may sell securities and realize capital gains when there are perceived disparities between maturities for various categories of authorized investments.   During FY 10, there were no such security sales.  Summaries of all security trades for each Fund are provided quarterly to the IPAIT Board of Trustees for review.

Historical Portfolio Cash Flow (expressed in millions)

IPAIT Diversified Fund

IPAIT DGO Fund

Both portfolios have been managed by Miles Capital, IPAIT’s West Des Moines, Iowa-based investment adviser, since inception.  Aggregate cash flows for each Fund are monitored daily and compared to respective Fund cash flow patterns of previous periods.  Fund cash flow patterns throughout the fiscal period, as compared to previous years, have traditionally been repetitive.  Over twenty years of operating history create a very helpful tool to gauge necessary pool liquidity needs.

The Diversified Fund actively monitors rates offered by Iowa financial institutions for public fund certificates of deposit.  Institutions experiencing strong loan demand typically offer rates that are at or above those available for marketable securities, presenting a helpful portfolio investment alternative.

To ensure adequate liquidity for anticipated and unanticipated participant withdrawals, IPAIT continually monitors the weighted average maturity (WAM) of both the Diversified Fund and the DGO Fund.  Each Fund’s WAM is similarly compared to the iMoneyNet Money Fund Report™ average for registered money market funds.  Presented next is the WAM for each Fund as compared to the iMoneyNet Money Fund Report™ average for all similar registered money market funds for the fiscal period.

Weighted Average Maturity (WAM) Comparison

July 2009 - June 2010

IPAIT Diversified Fund vs. iMoneyNet Money Fund Report™ -

US Government & Agency

IPAIT DGO Fund vs. iMoneyNet Money Fund Report™ -

US Treasury & Repo

Each Fund accrues interest income daily and pays accrued income monthly to participant accounts.  Interest is paid on the first business day of the month following accrual.  Daily income amounts and investment returns are calculated using the interest method.  Under this method, a security is initially valued at cost on the date of purchase and, thereafter, any premium or discount is amortized using the interest method.

The IPAIT Adviser values each Fund’s portfolio weekly at current fair value, based upon actual market quotations.  Each Fund’s current market valuation is compared to that Fund’s current amortized cost basis.  In accordance with the established operating parameters of Rule 2a-7 and IPAIT’s internal controls and procedures, any deviation in net asset value based upon available market quotations from each Fund’s $1.00 amortized cost per unit is carefully monitored.  Deviations may never exceed 0.5 percent.  Illustrated next are the amortized cost versus market value per unit comparisons for the past three fiscal years for each Fund.

Amortized Cost vs. Market Value Per Share

July 1, 2007 - June 30, 2010

IPAIT Diversified Fund

IPAIT DGO Fund

The Diversified Fund’s investment performance is regularly compared to three established benchmarks, the iMoneyNet Money Fund Report™ average rate for all registered Rule 2a-7 money market funds investing in U.S. government and federal agency securities and the Iowa Code Chapter 74A rate for 32-89, and 90-179 day certificates of deposit issued by Iowa financial institutions for public funds in the state.

The DGO Fund is similarly compared to the iMoneyNet Money Fund Report™  average rate for all Rule 2a-7 money market funds that invest in only direct obligations of the U.S. government as well as the Iowa Code Chapter 74A rates for 32-89 and 90-179 day certificates of deposit.

The Iowa Code Chapter 74A rates are distributed monthly by the state Treasurer’s office for various investment periods and are intended to be the minimum rates at which Iowa financial institutions can accept public funds for timed deposits.  While a public body must commit funds for minimum periods of time to access Chapter 74A rates, IPAIT’s Diversified Fund and the DGO Fund may offer rates at or above the Chapter 74A benchmarks with complete daily liquidity.

IPAIT Diversified Fund vs. Iowa Chapter 74A (90-179 & 32-89

Day) & iMoneyNet Money Fund Report ™

US Government & Agency July 2009 - June 2010

IPAIT DGO Fund vs. Iowa Chapter 74A (90-179 & 32-89 Day)

& iMoneyNet Money Fund Report ™ US Treasury & Repo

July 2009 - June 2010

RISK PROFILE

Both the Diversified Fund and the DGO Fund are low in risk profile.  Both Funds limit portfolio investments to:

1.  No single portfolio investment may exceed the 397 days to maturity as outlined in Rule 2a-7.

2.  The weighted average maturity of the portfolio may never exceed 90 days (at June 30, 2010 changed to 60 day maximum average).

In addition to the above investment maturity restrictions common to both Funds, the Diversified Fund limits itself to U.S. government and federal agency securities, perfected repurchase agreements collateralized by U.S. government and federal agency securities, and Iowa financial institution certificates of deposit and NOW accounts. The DGO Fund further limits itself to only direct obligations of the U.S. government, perfected repurchase agreements collateralized by direct obligations of the U.S. government, and Iowa financial institution NOW accounts.  This combination of those average maturities and extremely high-quality credit instruments provides eligible Iowa public fund investors with a safe, effective investment alternative.

Maturity Analysis as of June 30, 2010

IPAIT Diversified Fund and DGO Fund

As noted previously, both the Diversified Fund and the DGO Fund carefully limit themselves to high credit-quality securities.  In addition, IPAIT monitors a broad array of economic indicators as well as activities of the Federal Reserve Board to be able to position each Fund’s WAM to take advantage of projected interest rate environments.

Distribution by Security Type as of June 30, 2010

IPAIT Diversified Fund

IPAIT DGO Fund

It is important to note that portfolio liquidity needs for the IPAIT must control evaluation of alternative portfolio management opportunities at all times.  For example, if historical cash flow analysis indicates that participants will need to withdraw funds, material extension of either Fund’s portfolio is not a viable alternative.

Participation membership by affiliation concentration for both the Diversified and DGO Portfolios are illustrated in the following graphs.

Participant Membership

IPAIT Diversified Fund and DGO Fund

PERFORMANCE SUMMARY

For the one-year period ended June 30, 2010 the Diversified Fund and DGO Fund reported a ratio of net investment income to average net assets of .13 percent and 0.02 percent, respectively, net of all operating expenses.  These figures exceeded the iMoneyNet Money Fund Report™ averages for each Fund, which returned 0.02 percent and 0.01 percent respectively for the fiscal period.

Although both the Diversified Fund and the DGO Fund are liquidity pools, their performance over time has consistently exceeded the iMoneyNet Money Fund Report™ as illustrated below.

Annual Total Returns

IPAIT Diversified Fund vs. iMoneyNet Fund Report™

US Government & Agency

IPAIT DGO Fund vs. iMoneyNet Fund Report™

US Treasury & Repo

Also illustrated below are the historical returns for both the Diversified Fund and the DGO Fund for the most recent one, three, and five year periods.

Annualized Total Returns

IPAIT Diversified Fund vs. iMoneyNet Money Fund Report™

US Government & Agency

IPAIT DGO Fund vs. iMoneyNet Money Fund Report™

US Treasury & Repo

FUND EXPENSES

It is important for you to understand the impact of costs on your investment.  All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, including management fees, distribution and service fees, and other fund expenses. Expenses, which are deducted from a fund’s investment income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio.  The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2010 to June 30, 2010. The table illustrates your fund’s costs in two ways:

1. Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

2. Based on hypothetical 5 percent return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a return of 5 percent before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5 percent return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Your fund does not carry a “sales load” or transaction fee. The calculations assume no shares were bought or sold during the period.  Your actual costs may have been higher or lower, depending on the amount of your investment and timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios for the past five years, in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund Information Statement.

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
Example	1/1/2010	6/30/2010	1/1/10 to 6/30/10	Ratio
Based on Actual Fund Return
IPAIT Diversified Fund	$ 1,000.00	$ 1,000.46	$ 1.71	0.34%
IPAIT DGO Fund	$ 1,000.00	$ 1,000.10	$ 1.92	0.38%
Based on Hypothetical 5 Percent Return
IPAIT Diversified Fund	$ 1,000.00	$ 1,023.49	$ 1.73	0.34%
IPAIT DGO Fund	$ 1,000.00	$ 1,023.29	$ 1.94	0.38%

Expenses are equal to the fund's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

FEES AND EXPENSES

All fees are calculated by basis points per net assets.

Entity	Fee Type	Fee
Miles Capital, Inc.	Adviser	0.090% up to $150MM;
		0.070% on $150 - $250MM;
		0.055% on assets exceeding $250MM
Miles Capital, Inc.	Administrator	0.100% up to $150MM;
		0.090% on $150 - $250MM;
		0.075% on assets exceeding $250MM
Miles Capital, Inc.	Program Support	0.060%
Sponsoring Associations [1]	Sponsoring Associations	0.075%
Wells Fargo	Custody	0.030%
Administration Fund	Other fees & expenses	0.025%

[1] Includes Iowa League of Cities, Iowa State Association of Counties, Iowa Association of Municipal Utilities

This fiscal year's actual expense for the IPAIT Diversified Fund and DGO Fund were 0.33 percent and 0.36 percent of average net assets, respectively based on a sliding fee scale.

Actual:
For the fiscal year ended June 30, 2010, the following actual expenses were incurred by the Funds:

	Diversified	DGO
Adviser	$ 342,072	$ 35,202
Administrator	426,916	40,582
Program Support	298,543	24,545
Distribution	374,068	30,212
Custody	149,627	12,082
Other fees and expenses	77,969	6,434
Total	$1,669,195	$ 149,057

STATEMENT OF ADDITIONAL INFORMATION

The SAI has additional information about the Funds and is available without charge, upon request, by calling 800-872-4024.

SCHEDULE OF PORTFOLIO HOLDINGS

A complete schedule of portfolio holdings is filed with the SEC for the first and third quarters on Form N-Q.  The portfolio holdings for the second and fourth quarter are available in the semi-annual and annual reports.  It is available at www.sec.gov, or by phone at 800-SEC-0330, or by mail at Public Reference Section / SEC / Washington DC / 20549 (duplicating fee required) or upon request from IPAIT at 800-872-4024 or at IPAIT.org. The SEC has proposed a new rule to have portfolio holdings posted on the fund website more frequently, and IPAIT will comply with the new rule.

PROXY VOTING

The SEC requires an annual report of the proxy voting record of the Trust.  Because the investments allowable under Iowa law restrict the investment for IPAIT to securities to which proxy voting does not apply, IPAIT does not have a proxy voting policy and will report no proxy votes on the Form N-PX.  The law requires the filing of the Form N-PX, and this disclosure, even though the Form N-PX will contain no votes.  Form N-PX is available at www.sec.gov, or by phone at 800-SEC-0330, or by mail at Public Reference Section SEC / Washington / DC / 20549 (duplicating fee required) or upon request from IPAIT at 800-872-4024.

OTHER INFORMATION

Units of IPAIT’s Diversified Portfolio and Direct Government Obligation Portfolio are not insured by the FDIC or the U.S. Government.  Investment products involve investment risk, including the possible loss of principal.  Past performance is not predictive of future results, and the composition of each Fund’s portfolio is subject to change.

PARTICIPANT MEETING RESULTS

On August 26, 2009, a participant meeting was held at the Glen Oaks Country Club in West Des Moines, Iowa for election of trustees, the selection of auditors, amendment to the investment policy to allow for CDARS investments, and amendment to the investment policy to allow for triparty repurchase agreements. The proposals were approved by the participants of both funds.

  Diversified

    DGO

         Total Units:

 479,296,985

48,964,469

1. Board of Trustees

       For:

 345,943,343

48,947,077

Against:

                 ---

              ---

Abstain:

        107,381

              ---

2. Auditors

       For:

479,296,985

48,947,077

Against:

    1,780,445

              ---

Abstain:

    8,809,874

              ---

3. CDARS

       For:

479,296,985

48,947,077

Against:

       377,538

              ---

Abstain:

    2,525,873

              ---

4. Triparty Repo

       For:

479,296,985

48,947,077

Against:

    5,810,028

              ---

Abstain:

    4,288,254

              ---

On December 15, 2009, a special meeting of the participants was called to approve a new Advisor Agreement, after the acquisition of WB Capital Management, Inc. by Miles Capital Holdings, Inc. from West Bancorporation. The proposal was approved by the participants of both funds:

Approval of a new Advisor Agreement

 Diversified

    DGO

         Total Units:

540,518,993

45,237,517

       For:

421,489,753

45,237,517

Against:

                 ---

              ---

Abstain:

       248,653

              ---

Investment Commentary

The economic recovery is moving forward despite the negative news headlines of the past few months. Unfortunately, the money market yield environment is unlikely to change in 2010, leaving IPAIT participants with little extra income to offset budget pressures. While domestic growth seems to be progressing, headwinds from Europe and uncertainty from the political arena are making markets nervous. With this backdrop, the Federal Reserve is more concerned about aiding growth than stopping inflation, and that means low rates for the foreseeable future.

Deteriorating fiscal conditions in Greece, Portugal and Spain have helped push Treasury yields dramatically lower, and austerity programs for debt-laden European countries will have a dampening effect on global growth. While the U.S. will likely avoid a double-dip into recession, weaker domestic GDP, housing and employment data have weighed heavily on investors. Uncertainty is hard on markets and this flight to quality may persist for a while.

The incredible amount of government intervention in the economy that occurred in late 2008 and early 2009 is now transitioning away, leaving markets to worry about potential missteps. The recent expiration of several programs, such as the new-homebuyer tax credit and the Federal Reserve mortgage buying program is providing a glimpse into the strength of private demand. Unfortunately, the picture is less encouraging than it was at the end of the first quarter. Financial reform regulation has deepened market concerns about future growth, and the upcoming elections will do little to alleviate those fears. However, bright spots like rising business capital expenditures provide optimism that the transition to expansion continues.

As expected, this recovery is occurring in fits and starts. We are wary of the economic and political winds that are blowing and expect that market volatility will remain high for an “extended period”. Still, we are less concerned about monthly data points and more focused on the longer term trajectory which suggests the recovery remains underway. Despite wishes to the contrary, the recovery will take longer than previous recoveries which means money market rates will remain low. Our focus on preservation of capital remains unchanged, and we appreciate the partnership with participants to support local communities.

Laurie Mardis, CFA

Miles Capital, Inc.

Iowa Public Agency Investment Trust

Investment Policy

SECTION 1 - SCOPE OF INVESTMENT POLICY

The Investment Policy of the Iowa Public Agency Investment Trust (IPAIT) shall apply to all funds invested on behalf of participants accounted for in the IPAIT financial statements. Each investment made pursuant to this Investment Policy must be authorized by applicable law and this written Investment Policy.

This Investment Policy is intended to comply with Iowa Code chapters 28E, 12B, 12C and sections 331.555 and 384.21.

Upon passage and upon future amendment, if any, copies of this Investment Policy shall be delivered to all of the following:

1.

The IPAIT Board of Trustees.

2.

All IPAIT depository institutions or fiduciaries.

3.

The auditor engaged to audit any fund of IPAIT.

SECTION 2 – FUNDAMENTAL INVESTMENT RESTRICTIONS

A. Unless otherwise specified below, none of the portfolios will:

1.

Invest more than 5 percent of the value of their total assets in the securities of any one federally insured Iowa depository institution (other than securities of the U.S. government or its agencies or instrumentalities).

2.

Invest 25 percent or more of the value of their total assets in the securities of issuers conducting their principal business activities in any one industry, including financial institutions. This restriction does not apply to securities of the U.S. Government or its agencies and instrumentalities and repurchase agreements relating thereto.

3.

Issue any senior securities (as defined in the Investment Company Act of 1940, as amended).

4.

Mortgage, pledge or hypothecate their assets.

5.

Make short sales of securities or maintain a short position.

6.

Purchase any securities on margin.

7.

Write, purchase or sell puts, calls or combinations thereof.

8.

Purchase or sell real estate or real estate mortgage loans.

9.

Invest in restricted securities or invest more than 10 percent of the Portfolio’s net assets in repurchase agreements with a maturity of more than seven days, and other liquid assets, such as securities with no readily available market quotation.

10.

Underwrite the securities of other issuers.

11.

Invest in any securities in contravention of the provisions of Rule 2a-7 of the Investment Company Act of 1940 as it presently exists or as it may hereafter be amended.

B. Prohibited Investments

Assets of IPAIT shall not be invested in the following:

1.

Reverse repurchase agreements.

2.

Futures and options contracts.

3.

Any security with a remaining maturity exceeding 397 days as provided in Rule 2a-7.

C. Prohibited Investment Practices

The following investment practices are prohibited:

1.

Trading of securities for speculation or the realization of short-term trading gains.

2.

Investing pursuant to a contract providing for the compensation of an agent or fiduciary based upon the performance of the invested assets.

3.

If a fiduciary or other third party with custody of public investment transaction records of IPAIT fails to produce requested records when requested by IPAIT or its agents within a reasonable time, IPAIT shall make no new investment with or through the fiduciary or third party and shall not renew maturity investments with or through the fiduciary or third party.

D. Management Policies and Procedures

Following are the fundamental management policies and procedures for IPAIT. All investments shall be maintained in separate IPAIT custodial accounts, segregated by Portfolio on behalf of IPAIT Participants.

1.

Each purchase or sale of a security must be handled on a delivery versus payment (DVP) basis. Funds for the purchase of an investment shall not be released to the seller until the security is delivered to the IPAIT Custodian. Conversely, a sold security shall not be released to the buyer until funds for the purchase price of the security have been received by the IPAIT Custodian.

2.

Free delivery” transactions are prohibited. The Custodian shall never release assets from the IPAIT custodial accounts until the funds for the investment are delivered.

3.

Any material deviation (greater than 0.5 percent) from the amortized cost of investments shall be promptly reported by the Adviser to the Board of Trustees. If such deviation exceeds 0.5 percent, the Adviser will consider what action, if any, should be initiated to reasonably eliminate or reduce material dilution or other unfair results to Participants. Such action may include redemption of Trust Units in kind, selling portfolio securities prior to maturity, withholding distributions or utilizing a net asset value per Trust Unit based upon available market quotations.

4.

The frequent trading of securities, including day trading for the purpose of realizing short-term gains, the purchase and sale of futures and options to buy or sell authorized investments, reverse repurchase agreements, and other similar speculative transactions are expressly prohibited

5.

IPAIT may not make any investment other than Permitted Investments authorized by the provisions of the law applicable to the investment of funds by the Participants, as such laws may be amended from time to time.

6.

IPAIT may not purchase any Permitted Investment if the effect of such purchase by IPAIT would be to make the average dollar weighted maturity of a portfolio greater than sixty (60) days.

7.

IPAIT may not borrow money or incur indebtedness whether or not the proceeds thereof are intended to be used to purchase Permitted Investments.

8.

IPAIT may not make loans, provided that IPAIT may make Permitted Investments.

9.

IPAIT may not purchase securities or shares of investment companies or any entities similar to PAIT.

The restrictions set forth above are fundamental to the operation and activities of IPAIT and may not be changed without the affirmative approval, in writing, of a majority of the Participants entitled to vote, except that such restrictions may be changed by the Trustees so as to make them more restrictive when necessary to confirm the investment program and activities of IPAIT to the laws of the State of Iowa and the United States of America as they may from time to time be amended.

The above investment restrictions shall not be changed without the vote of a majority of the Participants in a Portfolio. “Majority” means the lesser of (a) 67 percent of the Trust’s or a Portfolio’s outstanding Trust Units voting at a meeting of the Participants at which more than 50 percent of the outstanding Trust Units are represented in person or by proxy or (b) a majority of the Trust’s or a Portfolio’s outstanding Trust Units.

Provided, however, the Trust may invest Portfolio assets pursuant to the maximum extent possible by Iowa law governing investments by public agencies and Rule 2a-7 and any change in the restrictions of the Iowa law governing investments by public agencies and Rule 2a-7 shall be deemed to be adopted by the Trust, and such change shall not require the approval of the Participants.

Any investment restrictions or limitations referred to above which involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and results there from.

Section 3 – DELEGATION OF AUTHORITY

The responsibility for conducting IPAIT investment transactions resides with the IPAIT Board of

Trustees. Certain responsibilities have been delegated to the Administrator, the Adviser, and the

Custodian (the “Service Providers”) pursuant to the Administrator Agreement, the Adviser Agreement, the Custodian Agreement, with amendments as may be adopted from time to time, and the current Information Statement (the “Documents”).

Each Service Provider shall individually notify the IPAIT Board of Trustees in writing within thirty days of receipt of all communications from the auditor of any Service Provider or any regulatory authority of the existence of a material weakness in internal control structure of the Service Provider or regulatory orders or sanctions regarding the type of services being provided to IPAIT by the Service Provider.

The records of investment transactions made by or on behalf of IPAIT are public records and are the property of IPAIT whether in the custody of IPAIT or in the custody of a fiduciary or other third party.

Section 4 – OBJECTIVES OF INVESTMENT POLICY

The primary objectives, in order of priority, of all investment activities involving the financial assets of IPAIT shall be the following:

1.

Safety: Safety and preservation of principal in the overall portfolio is the foremost investment objective.

2.

Liquidity: Maintaining the necessary liquidity to match expected liabilities is the second investment objective.

3.

Return: Obtaining a reasonable return is the third investment objective.

Section 5 – PRUDENCE

The Board of Trustees, when providing for the investment of deposit of public funds in the IPAIT program, shall exercise the care, skill, prudence, and diligence under the circumstances then prevailing that a person acting in a like capacity and familiar with such matters would use to attain the Section 4 investment objectives.

Section 6 – INSTRUMENTS ELIGIBLE FOR INVESTMENT

Assets of IPAIT may be invested in the following, all as more fully described in the IPAIT Information Statement:

--

Obligations of the United States government, its agencies and instrumentalities.

--

Certificates of deposit ("CDs") and other evidences of deposit at federally insured Iowa depository institutions approved and secured pursuant to chapter 12C or through the CDARS Program, pursuant to section 12B.10(7) and further provided that the lead bank for CDARS is a federally insured Iowa depository institution approved and secured pursuant to chapter 12C.

--

Repurchase agreements, provided that the underlying collateral consists of obligations of the United States government, its agencies and instrumentalities and that the Custodian takes delivery of the collateral either directly or through a third party custodian.

All instruments eligible for investment are further qualified by all other provisions of this Investment Policy, including Section 8, Diversification and Investment Maturity Limitations.

Section 7 – DIVERSIFICATION AND INVESTMENT MATURITY LIMITATIONS

It is the policy of IPAIT to diversify portfolio investments in the Diversified Portfolio and the Direct

Government Obligation (DGO) Portfolio. As described in the Information Statement, portfolio investments in the Diversified Portfolio and the Direct Government Obligation Portfolio are limited to the following:

1.

No individual investment with maturity in excess of 397 days as provided in Rule 2a-7.

2.

The maximum average maturity of all portfolio investments may not exceed 60 days. Pursuant to IPAIT policies as disclosed in the Documents, Participants may also individually invest in Fixed Term Program investments.

Section 8 – SAFEKEEPING AND CUSTODY

All invested assets of Participants in the Portfolios or in the Fixed Term Program shall be held in accordance with the Custodian Agreement.

All invested assets eligible for physical delivery shall be secured by having them held at a third party custodian. All purchased investments shall be held pursuant to a written third party custodial agreement requiring delivery versus payment. No assets may be delivered out of the IPAIT account without full payment (no “free deliveries” shall be permitted).

Section 9 – REPORTING

The Service Providers shall submit all reports required in the Documents.

Section 10 – INVESTMENT POLICY REVIEW AND AMENDMENT

This Investment Policy shall be reviewed annually or more frequently as appropriate. Notice of amendments to the Investment Policy shall be promptly given to all parties noted in Section 1.

Section 11 – EFFECTIVE DATE

This Investment Policy shall be effective as of May 1, 1993.

Passed and approved this 20th day of April, 1993.

Amended effective November 1, 2003, August 26, 2009, August 25, 2010.

Investing and Non-Investing Participants

$0-$50,000 Assets Invested
Algona Municipal Utilities
Buena Vista County Solid Waste Commiss
Cascade Municipal Utilities
Cedar Rapids/Linn County SWA
Central IA Reg Trans Planning Alliance
City of Albert City
City of Ames
City of Ankeny
City of Badger
City of Bellevue
City of Bondurant
City of Callender
City of Clear Lake
City of Dayton
City of DeWitt
City of Earlham
City of Earlville
City of Garner
City of Grand Mound
City of Grundy Center
City of Humboldt
City of Jefferson
City of Letts
City of Lovilia
City of Mallard
City of Martensdale
City of Massena
City of Melcher-Dallas
City of Middletown
City of Montezuma
City of New Virginia
City of Panora
City of Polk City
City of Spragueville
City of Springbrook
City of Urbandale
City of Wellman
City of Wesley
City of West Liberty
City of Westfield
City Utility of Dike
City Utility of Eagle Grove
City Utility of Harlan
City Utility of Martensdale
City Utility of Montezuma
City Utility of New Hampton
City Utility of Orient
City Utility of Pella
City Utility of Prairie City
County of Adair
County of Cedar
County of Chickasaw
County of Emmet
County of Fremont
County of Hardin
County of Howard
County of Lyon
County of Pocahontas
County of Sac
County of Washington
Dallas County Hospital
Des Moines Area MPO
Durant Municipal Electric Plant
Fifth Judicial District
Fontanelle Municipal Utility
Gowrie Municipal Utilities
Ida County
Iowa Cities E-Payment Aggregation System
Johnson Township Barnum Community Fire D
La Porte City Utility
Lamoni Municipal Utilities
North Central Reg. Emerg. Resp. Com.
Second Judicial Dist Dept. of Correct
Southeast Iowa Regional Planning Commiss
Spencer Municipal Utility
Stuart Municipal Utilities
Waverly Health Center
Webster County Telecommunications Board
Webster County Telecommunications Board

$50,000-$250,000 Assets Invested
City of Boone
City of Dike
City of Eagle Grove
City of Fairbank
City of Grimes
City of Indianola
City of Keystone
City of Lewis
City of Maynard
City of Monroe
City of Morning Sun
City of Moulton
City of Nora Springs
City of Orange City
City of Osceola
City of Parnell
City of Readlyn
City of Red Oak
City of Ringsted
City of Shueyville
City of Stratford
City of Urbana
City of Van Meter
City Utility of Corydon
City Utility of Fredericksburg
City Utility of Lake Mills
City Utility of Melcher-Dallas
City Utility of Middletown
City Utility of Readlyn
City Utility of Urbandale
Corning Municipal Utilities
County of Audubon
County of Boone
County of Buena Vista
County of Carroll
County of Crawford
County of Des Moines
County of Franklin
County of Grundy
County of Kossuth
County of Plymouth
County of Winneshiek
Geode Resource Conserv. & Develp., Inc.
Hiawatha Water Department
IPAIT Administration Fund
Lakewood Benefited Rec. Lake District
Manning Municipal Gas Department
Muscatine Power and Water
Poweshiek Water Association
Ringgold County Hospital
Villisca Municipal Power Plant
Warren County
West Des Moines Water Works
Xenia Rural Water District

$250,000-$500,000 Assets Invested
City of Adel
City of Algona
City of Corydon
City of Davenport
City of Early
City of Elk Horn
City of La Porte City
City of Lake Mills
City of Marengo
City of Orleans
City of Pella
City of Shelby
County of Dickinson
County of Ringgold
County of Story
Grundy Center Municipal Utilities
Iowa Agency for Municipal Wind
Montezuma Municipal Light and Power
North Iowa Area Council of Govts.
South Iowa Area Crime Commission
Urbandale Sanitary Sewer District

$500,000-$1,000,000 Assets Invested
Brooklyn Municipal Utilities
City of Clinton
City of Coralville
City of Corning
City of Council Bluffs
City of Griswold
City of Mitchellville
City of Prairie City
City of Riverdale
City of Traer
City of Walnut
City of Windsor Heights
City Utility of Shelby
City Utility of Traer
County of Cass
County of Greene
County of Linn
County of Monona
County of Osceola
County of Tama
Dallas County
Denison Municipal Utilities
SIMECA
South Iowa Detention Service Agency

$1,000,000-$5,000,000 Assets Invested
Broadlawns Medical Center
City of Altoona
City of Clive
City of Denison
City of Fort Dodge
City of Hiawatha
City of Keokuk
City of Knoxville
City of Mason City
City of Mount Pleasant
City of Muscatine
City of Oskaloosa
City of Ottumwa
City of Shenandoah
City of Sioux City
City of Washington
City of Waverly
City Utility of Maquoketa
County of Appanoose
County of Buchanan
County of Calhoun
County of Decatur
County of Hamilton
County of Henry
County of Jackson
County of Louisa
County of Madison
County of O'Brien
County of Sioux
County of Wapello
County of Wayne
County of Wright
IAMU Insurance Trust
Iowa Public Power Agency
Iowa Stored Energy Plant Agency
Knoxville Utility
Lenox Municipal Utilities
Lucas County
NIMECA
North Central Iowa Regional SWA
Northwest Iowa Area Solid Waste Agency
Orange City Area Health System
Resale Power Group of Iowa
Southwest Iowa Planning Council
Waterloo Water Works
Waverly Light and Power

Over $5,000,000 Assets Invested
Cedar Falls Utilities
City of Cedar Rapids
City of Iowa City
City of Johnston
City of Marion
City of Waterloo
City of West Des Moines
County of Black Hawk
County of Poweshiek
IMWCA Group C

Non-Investing Participants
Audubon County Memorial Hospital
Cass County Environment Control Agency
Central IA Juvenile Detention Commission
City of Ackley
City of Agency
City of Alton
City of Anamosa
City of Anthon
City of Atlantic
City of Audubon
City of Bettendorf
City of Bloomfield
City of Brandon
City of Burlington
City of Bussey
City of Camanche
City of Carlisle
City of Carson
City of Carter Lake
City of Cascade
City of Cedar Falls
City of Center Point
City of Centerville
City of Charles City
City of Cherokee
City of Clarinda
City of Colfax
City of Colo
City of Creston
City of Cumming
City of Denver
City of Des Moines
City of Dubuque
City of Dunkerton
City of Dyersville
City of Dysart
City of Eldon
City of Eldridge
City of Elk Run Heights
City of Ellsworth
City of Epworth
City of Evansdale
City of Fairfield
City of Forest City
City of Fort Madison
City of Gilbertville
City of Gilmore City
City of Grand River
City of Greenfield
City of Grinnell
City of Harlan
City of Hawarden
City of Hazleton
City of Hudson
City of Huxley
City of Independence
City of Lamont
City of Lehigh
City of Lenox
City of Leon
City of Lisbon
City of Lohrville
City of Manchester
City of Manning
City of Maquoketa
City of Marble Rock
City of Marshalltown
City of Montezuma Fire Department
City of Mount Vernon
City of Murray
City of Nevada
City of New Hampton
City of New London
City of Newton
City of Oelwein
City of Osage
City of Ossian
City of Peosta
City of Perry
City of Pleasant Hill
City of Pleasantville
City of Pocahontas
City of Prescott
City of Preston
City of Rockwell City
City of Sac City
City of Sageville
City of Sheldon
City of Slater
City of Spencer
City of Spirit Lake
City of St. Charles
City of Storm Lake
City of Sumner
City of Tipton
City of Underwood
City of Villisca
City of Vinton
City of Webster City
City of West Branch
City of West Burlington
City of Wilton
City of Woodbine
City Utility of Alton
City Utility of Ames
City Utility of Anamosa
City Utility of Anthon
City Utility of Aplington
City Utility of Bloomfield
City Utility of Colfax
City Utility of Coon Rapids
City Utility of Creston
City Utility of Denver
City Utility of Epworth
City Utility of Fairbank
City Utility of Graettinger
City Utility of Hawarden
City Utility of Laurens
City Utility of LeClaire
City Utility of Lohrville
City Utility of Murray
City Utility of Preston
City Utility of Sac City
City Utility of Sanborn
City Utility of Slater
City Utility of St. Charles
City Utility of Story City
City Utility of Vinton
City Utility of Wahpeton
Clay County
Clayton County
Clear Lake Sanitary District
Council Bluffs Airport Authority
County of Butler
County of Cerro Gordo
County of Clarke
County of Clinton
County of Davis
County of Dubuque
County of Floyd
County of Greene-Medical Center
County of Hancock
County of Harrison
County of Iowa
County of Jasper
County of Johnson
County of Jones
County of Marion
County of Marshall
County of Mills
County of Mitchell
County of Monroe
County of Muscatine
County of Page
County of Polk
County of Scott
County of Union
County of Webster
County of Winnebago
County of Worth
Crawford County Memorial Hospital
Des Moines Metropolitan Transit Authorit
Des Moines Utility
Eighth Judicial Dist. Dept. of Correct.
Evansdale Water Works
Fort Madison Utility
Gilbertville Community Day, Inc.
Greenfield Municipal Utilities
Heart of Iowa Reg. Transit Agency
Iowa Lakes Regional Water
Iowa Northland Reg. Council of Gov.
Iowa Public Employer Health Care Cover
IPPA CMMPA
IPPA IMTG
IPPA MMTG
IPPA MMUA
Jefferson County Hosp. Foundation, Inc.
Jefferson County Hospital
Lee County
Madison County Memorial Hospital
Manilla Municipal Gas Dept.
Manning Municipal Utilities
Mid Iowa Regional Housing Authority
Midas Council of Governments
Mid-Iowa Development Association COG
Missouri River Energy Services
Mitchell County Regional Health Center
Monroe County Hospital
Mt. Pleasant Municipal Utilities
Newton Waterworks
Ogden Municipal Utility
Page County Landfill Association
Palo Alto County Hospital
Plymouth County Solid Waste Agency
Pottawattamie County
Seventh Judicial District
Third Judicial District
Van Buren County Hospital
Washington County Hospital
Webster County Solid Waste Commission
Winterset Municipal Utilities

Statistical Section

Statistical Information

MAJOR PARTICIPANTS

	Top Ten Participants		Top Twenty Participants		Top Fifty Participants
Diversified	Percent	Total Assets	Percent	Total Assets	Percent	Total Assets

2010	68%	297,982,346	78%	339,077,179	91%	397,601,718
2009	61%	293,717,646	71%	340,178,059	87%	417,691,066
2008	48%	169,271,079	60%	211,718,912	80%	283,235,598
2007	37%	88,409,383	50%	120,897,069	75%	179,823,065
2006	32%	65,432,579	47%	95,702,772	75%	152,227,092
2005	48%	112,257,335	63%	144,716,918	83%	191,099,445
2004	59%	151,601,053	72%	182,708,595	88%	225,109,501
2003	56%	137,395,976	68%	166,268,864	85%	209,040,889
2002	47%	120,630,674	61%	157,746,696	81%	207,622,556
2001	43%	115,107,270	58%	152,529,065	79%	208,785,428

	Top Ten Participants
DGO	Percent	Total Assets

2010	100%	79,897,547
2009	100%	53,216,365
2008	100%	23,490,318
2007	100%	15,137,370
2006	100%	16,949,155
2005	100%	14,795,683
2004	100%	37,532,248
2003	100%	81,053,164
2002	100%	66,461,330
2001	100%	59,975,661

INVESTMENT ADVISER
Miles Capital has served as the sole Investment Adviser to all investment alternatives within
IPAIT since the program’s inception in 1987. As of June 30, 2010 Miles Capital had a total of $3.6 billion in assets under management, representing a diverse group of institutional and individual clients.

CONSULTANTS
IPAIT does not employ the use of any professional consultants beyond those service providers detailed in the Notes to Financial Statement Section.

BROKERS
IPAIT does not employ the use of brokers in the operation of its various investment alternatives.

Changes in Fund Units

CHANGES IN PARTICIPANT ASSETS UNDER MANAGEMENT

	IPAIT	Annual	IPAIT	Annual
Date	Div Fund *	Change	DGO Fund **	Change

06/10	435,708,179.72	-9.49%	79,897,547.22	50.14%
03/10	558,584,374.07	3.06%	33,606,092.57	34.16%
12/09	530,312,284.38	37.40%	34,534,334.23	29.51%
09/09	508,783,012.43	29.70%	49,283,995.48	62.38%
06/09	481,402,637.37	35.46%	53,216,364.68	126.55%
03/09	542,002,660.50	63.25%	25,048,575.28	20.65%
12/08	385,961,735.77	34.00%	26,664,857.30	46.92%
09/08	392,271,965.62	44.78%	30,350,673.50	41.26%
06/08	355,390,564.83	47.87%	23,490,317.98	55.18%
03/08	331,998,873.55	13.10%	20,762,195.72	-16.03%
12/07	288,037,961.56	17.49%	18,149,614.44	-17.03%
09/07	270,935,522.24	5.68%	21,485,792.27	-5.60%
06/07	240,334,243.40	18.11%	15,137,369.97	-10.69%
03/07	293,556,936.96	23.79%	24,726,426.19	25.66%
12/06	245,158,276.95	1.04%	21,873,657.60	64.88%
09/06	256,375,848.59	2.48%	22,759,469.54	48.47%
06/06	203,481,541.18	-11.40%	16,949,154.61	14.55%
03/06	237,141,014.84	-1.43%	19,677,058.72	3.74%
12/05	242,636,140.23	9.50%	13,266,181.01	-40.13%
09/05	250,171,967.96	13.12%	15,329,258.59	-51.02%
06/05	229,667,965.70	-9.87%	14,795,683.46	-60.58%
03/05	240,589,825.95	-12.58%	18,967,803.75	-58.52%
12/04	221,582,170.10	-10.52%	22,157,021.40	-54.54%
09/04	221,163,015.71	-18.75%	31,294,779.47	-49.15%
06/04	254,818,109.55	-1.84%	37,532,247.62	-28.22%
03/04	275,215,747.39	10.58%	45,727,069.58	-40.88%
12/03	247,626,020.87	-16.67%	48,744,870.84	-25.40%
09/03	272,187,641.22	7.83%	61,548,709.86	17.70%
06/03	259,601,282.28	2.23%	52,291,241.44	-21.32%
03/03	248,884,686.21	-10.42%	77,348,955.10	2.26%
12/02	297,172,600.71	-6.16%	65,341,839.78	-20.73%
09/02	252,426,229.82	-4.62%	52,291,241.44	-44.28%
06/02	253,948,246.81	-4.20%	66,461,330.32	10.81%
03/02	277,835,614.01	-8.83%	75,641,830.59	19.10%
12/01	316,690,866.03	32.71%	82,432,864.86	22.23%
09/01	264,646,237.04	2.53%	93,847,685.08	30.47%
06/01	265,090,819.45	22.47%	59,975,661.32	32.20%
03/01	304,760,387.05	22.97%	63,510,582.38	16.53%
12/00	238,634,980.04	11.98%	67,438,028.90	9.11%
09/00	258,112,750.75	22.59%	71,931,497.30	-1.98%

*IPAIT Div Fund inception date 11/13/87
**IPAIT DGO Fund inception date 9/1/88

Monthly Comparative Yields

DIVERSIFIED FUND

	Diversified Fund	iMoneyNet U.S. Govt.	Chapter 74A	Chapter 74A
Date	Rate (1)	& Agency Index (2)	32-89 Day (3)	90-179 Day (3)

06/10	0.08	0.02	0.05	0.05
05/10	0.08	0.01	0.05	0.05
04/10	0.08	0.01	0.05	0.05
03/10	0.10	0.01	0.05	0.05
02/10	0.13	0.01	0.05	0.05
01/10	0.09	0.01	0.05	0.05
12/09	0.15	0.02	0.05	0.05
11/09	0.15	0.02	0.05	0.05
10/09	0.14	0.02	0.25	0.15
09/09	0.18	0.03	0.40	0.52
08/09	0.18	0.04	0.35	0.30
07/09	0.15	0.05	0.35	0.35
(1) Actual earnings less expenses
(2) iMoneyNet U.S. Government & Agencies Monthly Money Fund Report TM
(3) Iowa Code Chapter 74A minimum public funds deposit rates

DGO FUND

	DGO Fund	iMoneyNet US Treasury	Chapter 74A	Chapter 74A
Date	Rate (1)	& Repo Index (2)	32-89 Day (3)	90-179 Day (3)

06/10	0.05	0.01	0.05	0.05
05/10	0.05	0.01	0.05	0.05
04/10	0.01	0.01	0.05	0.05
03/10	0.01	0.01	0.05	0.05
02/10	0.01	0.01	0.05	0.05
01/10	0.00	0.01	0.05	0.05
12/09	0.08	0.01	0.05	0.05
11/09	0.04	0.01	0.05	0.05
10/09	0.01	0.01	0.25	0.15
09/09	0.01	0.01	0.40	0.52
08/09	0.00	0.01	0.35	0.30
07/09	0.01	0.01	0.35	0.35

(1) Actual earnings less expenses
(2) iMoneyNet U.S. Treasury & Repo Monthly Money Fund Report TM
(3) Iowa Code Chapter 74A minimum public funds deposit rates

Annual Comparative Yields

AVERAGE ANNUAL YIELD FOR THE FISCAL YEARS ENDED JUNE 30,

	Diversified	iMoneyNet U.S. Govt.		iMoneyNet U.S. Treasury
	Fund (1)	& Agency Index (2)	DGO Fund (1)	& Repo Index (3)

2010	0.13	0.02	0.02	0.01
2009	1.01	0.70	0.72	0.31
2008	3.46	3.24	3.12	2.73
2007	4.84	4.54	4.70	4.45
2006	3.70	3.43	3.58	3.33
2005	1.71	1.41	1.39	1.35
2004	0.59	0.37	0.53	0.31
2003	0.94	0.80	0.92	0.74
2002	2.11	1.87	1.83	1.76
2001	5.33	5.26	5.15	5.06

(1) Actual earnings less expenses
(2) iMoneyNet U.S. Government & Agencies Money Fund Report TM
(3) iMoneyNet U.S. Treasury and Repo Money Fund Report TM

Annual Net Investment Income

Total Net Investment Income
for the Fiscal Years Ended June 30,

	Diversified Fund (1)	DGO Fund (1)

2010	625,355	8,109
2009	4,311,687	189,693
2008	10,042,030	637,177
2007	11,907,172	994,195
2006	8,475,466	567,341
2005	3,733,917	349,987
2004	1,477,818	265,254
2003	2,531,693	658,073
2002	5,854,955	1,381,159
2001	13,455,641	3,216,209

(1) Actual earnings less expenses

Change in Net Assets

For the Years Ended June 30,
(dollars in thousands)

DIVERSIFIED PORTFOLIO

	2010	2009	2008	2007	2006
ADDITIONS
From investment activities:
Net investment income	$ 625	$ 4,312	$ 10,042	$ 11,907	$ 8,472
From unit transactions:
Units sold	1,015,718	1,404,293	1,350,872	1,246,520	1,151,720
Units issued in reinvestment
of dividends from net
investment income	681	4,689	10,036	11,055	7,815
Total additions	1,017,024	1,413,294	1,370,950	1,269,482	1,168,007

DEDUCTIONS
Dividends to unitholders from:
Net investment income	(625)	(4,312)	(10,042)	(11,907)	(8,472)

From unit transactions:
Units redeemed	(1,062,094)	(1,282,970)	(1,245,851)	(1,220,723)	(1,185,721)
Total deductions	(1,062,719)	(1,287,282)	(1,255,893)	(1,232,630)	(1,194,193)

Changes in net assets	(45,695)	126,012	115,057	36,852	(26,186)

Net assets at beginning of period	481,403	355,391	240,334	203,482	229,668

Net assets at end of period	$ 435,708	$ 481,403	$ 355,391	$ 240,334	$ 203,482

DIRECT GOVERNMENT OBLIGATION PORTFOLIO

	2010	2009	2008	2007	2006
ADDITIONS
From investment activities:
Net investment income	$ 8	$ 190	$ 637	$ 994	$ 567
From unit transactions:
Units sold	110,073	76,647	42,689	28,227	36,963
Units issued in reinvestment
of dividends from net
investment income	11	221	662	994	537
Total additions	110,092	77,058	43,988	30,215	38,067

DEDUCTIONS
Dividends to unitholders from:
Net investment income	(8)	(190)	(637)	(994)	(567)

From unit transactions:
Units redeemed	(83,402)	(47,142)	(34,998)	(31,033)	(35,347)
Total deductions	(83,410)	(47,332)	(35,635)	(32,027)	(35,914)

Changes in net assets	26,682	29,726	8,353	(1,812)	2,153

Net assets at beginning of period	53,216	23,490	15,137	16,949	14,796

Net assets at end of period	$ 79,898	$ 53,216	$ 23,490	$ 15,137	$ 16,949

For the Years Ended June 30,
(dollars in thousands)

DIVERSIFIED PORTFOLIO

	2005	2004	2003	2002	2001
ADDITIONS
From investment activities:
Net investment income	$ 3,734	$ 1,478	$ 2,532	$ 5,855	$ 13,456
From unit transactions:
Units sold	1,055,083	941,862	912,308	895,986	1,024,910
Units issued in reinvestment
of dividends from net
investment income	3,596	1,478	2,532	5,855	13,456
Total additions	1,062,413	944,818	917,372	907,696	1,051,822

DEDUCTIONS
Dividends to unitholders from:
Net investment income	(3,734)	(1,478)	(2,532)	(5,855)	(13,456)

From unit transactions:
Units redeemed	(1,083,829)	(933,547)	(923,763)	(912,984)	(989,735)
Total deductions	(1,087,563)	(935,025)	(926,295)	(918,839)	(1,003,191)

Changes in net assets	(25,150)	9,793	(8,923)	(11,143)	48,631

Net assets at beginning of period	254,818	245,025	253,948	265,091	216,460

Net assets at end of period	$ 229,668	$ 254,818	$ 245,025	$ 253,948	$ 265,091

DIRECT GOVERNMENT OBLIGATION PORTFOLIO

	2005	2004	2003	2002	2001
ADDITIONS
From investment activities:
Net investment income	$ 350	$ 265	$ 658	$ 1,381	$ 3,216
From unit transactions:
Units sold	20,938	30,121	43,658	48,029	38,973
Units issued in reinvestment
of dividends from net
investment income	350	265	658	1,381	3,216
Total additions	21,638	30,651	44,974	50,791	45,405

DEDUCTIONS
Dividends to unitholders from:
Net investment income	(350)	(265)	(658)	(1,381)	(3,216)

From unit transactions:
Units redeemed	(44,024)	(45,145)	(58,486)	(42,924)	(27,580)
Total deductions	(44,374)	(45,410)	(59,144)	(44,305)	(30,796)

Changes in net assets	(22,736)	(14,759)	(14,170)	6,486	14,609

Net assets at beginning of period	37,532	52,291	66,461	59,975	45,366

Net assets at end of period	$ 14,796	$ 37,532	$ 52,291	$ 66,461	$ 59,975

Glossary of Investment Terms

Accrued interest - interest accumulated on all securities in a portfolio since the most recent payment date for each security.

Administrator - entity that carries out IPAIT policies and provides participant recordkeeping services.

Amortized Cost - method of accounting that gradually reduces a security's discount or premium on a straight-line basis.

Assets - items in financial statement with current market value owned by IPAIT.

Certificate of Deposit - debt instrument issued by a financial institution with an interest rate set by competitive forces in the marketplace.

Collateral - U.S. government or agency securities pledged to IPAIT until investment is repaid. For instance, the security for a collateralized certificate of deposit issued by an Iowa financial institution.

Compound Rate - interest calculation based upon investment of principal plus reinvestment of interest earned from previous period(s). IPAIT portfolio interest is compounded or reinvested monthly.

Custodian - bank that maintains custody of all IPAIT assets.

Discount - the dollar amount by which the par value of a bond exceeds its market price.

Diversified - spreading of risk by investing assets in several different categories of investment and assorted maturities within those categories.

Investment Adviser - Securities and Exchange Commission registered firm that provides investment advice to IPAIT.

Iowa Code Chapter 74A Rates - Minimum rates at which Iowa financial institutions may accept deposits of public funds for various periods.

Liabilities - claims on the assets of IPAIT.

Fair Value - the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Net Investment Income - income from IPAIT investments distributed to participants after payment of program operating expenses.

Nominal Rate - simple interest calculation based only upon the principal amount invested without reinvestment of earned interest.

Par Value - value of IPAIT investments at maturity.

Portfolio - all investments owned by IPAIT.

Premium - the dollar amount by which the market price of a bond exceeds its par value.

Redemptions - withdrawal of funds by participants from IPAIT.

Repurchase Agreement - agreement between IPAIT and a seller of U.S. government securities, whereby the seller agrees to repurchase the securities at an agreed upon price at a stated time. The transaction is collateralized by U.S. government or U.S. agency securities with a market value of at least 102% of the value of the repurchase agreement.

Straight-Line - conservative accounting procedure to reduce a security's premium or discount in equal daily increments over its remaining period to maturity.

U.S. Government Agencies - securities issued by U.S. government sponsored corporations such as the Federal Home Loan Bank and Federal National Mortgage Association.

U.S. Government Securities - direct obligations of the U.S. government, such as Treasury bills, notes and bonds.

Yield Curve - graph plotting yields of securities of similar quality on vertical axis and maturities ranging from shortest to longest on horizontal axis.